UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. TucsonWay
Centennial, CO 80112-3924
(Address of principal executive offices) (Zip Code)

Cynthia Lo Bessette
OFI SteelPath, Inc.
Two World Financial Center
New York, NY 10281-1008
(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semiannual Report 5/31/2016

OppenheimerFunds®

The Right Way to Invest

Oppenheimer SteelPath MLP Select 40 Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	24
Distribution Sources	41
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	42
Trustees and Officers	43
Privacy Policy Notice	44

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	2.35%	-3.53%	1.93%	5.22%
1-Year	-16.85%	-21.65%	1.72%	-24.20%
5-Year	3.18%	1.96%	11.67%	2.43%
Since Inception (3/31/10)	5.21%	4.20%	12.29%	6.48%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 2.35% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return gain of 5.22%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 1.93%.

Over the six-month reporting period ended May 31, 2016, the MLP sector outperformed the broader markets. While the depths of this energy cycle appear to be behind us, a recovery is far from complete. The supply-demand picture for both crude oil and natural gas has improved and suggest a resumption of growth lies ahead. Importantly for midstream investors, the call on U.S.-sourced volumes over the medium-term appears to have shifted higher. We believe this positive fundamental commodity picture, combined with midstream valuations that remain well below long-term averages, makes a compelling case for midstream investment.

The global energy markets remain in the process of rebalancing supply and demand. While shale-sourced supply still accounts for less than 10% of global crude oil volumes and less than 20% of global natural gas supply (from zero a decade ago), this source of newfound supply led to production growth that eclipsed the robust rate of demand increases. Further, the lower commodity prices necessary to discourage supply growth have the additional effect of further incentivizing demand growth. Demand growth is very important to midstream investors, as this is the keystone for throughput growth.

Over the reporting period, approximately $11 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a similar pace as was raised over the six month reporting period ended May 31, 2015. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $49.10 per barrel, up 18% over the reporting period but 19% lower than the end of May 2015. Global crude prices, as measured by Brent crude oil, traded 11% higher over the reporting period. The crude oil price improvement appears

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

linked to the continued moderation in U.S. crude production, unexpected global supply outages in Canada and Nigeria, and healthy demand growth. Brent and WTI exited the period near parity, which is the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium that has generally existed since 2009.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (“mmbtu”), reflecting little change over the reporting period and 10% higher than May 2015. Natural gas has been a recurring victim of low prices. First, low pricing relative to crude oil and natural gas liquids (“NGL”) pushed incremental capital spending away from dry gas basins. Then, as productivity in the remaining basins improved, increased gas production from liquids plays (“associated gas”) further dampened pricing. As a result, the natural gas-focused rig count, now at just 87 rigs, has seen multiple meaningful declines since its peak in 2008 at 1,609. Importantly, the latest round of natural gas-focused rig count reductions appear to come at a time when multiple supply-demand points are aligning in a manner that is positive for pricing, most notably that natural gas usage as a heating and electric generation fuel is increasing, as associated gas volumes are set to decline, and as increased exports become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu NGL prices ended the reporting period at $20.86 per barrel, a 10% increase over the reporting period and a 1% rise from the end of May 2015. Natural gasoline was the only NGL purity product to end the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the period at $0.31 per gallon, up 16% over the reporting period and 21% higher than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 1.85%. The MLP yield spread at period-end, as measured by the AMZX and the 10-year Treasury bond, narrowed by 38 basis points to 5.81%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 8.02% (as measured by the Dow Jones Equity All REIT Total Return Index) and 19.08% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZX’s 5.22% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, increased over the period but remains below the ten-year average.

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by stable demand conditions despite a warm winter and some market participant expectations that lower propane prices may strengthen demand. The natural gas pipeline group followed as investors continued to express preference for long-haul natural gas pipelines, particularly those backed by utility demand pull.

Those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback has forced the elimination of distributions and multiple bankruptcy filings.

FUND REVIEW

Key contributors to the Fund’s performance were DCP Midstream Partners LP (DPM) and Buckeye Partners LP (BPL).

DPM units benefited from an improving commodity price environment and good operating results that drove distribution coverage of 1.36x during the first calendar quarter of 2016. At the partnership’s parent level, management has also been effective at reducing costs, streamlining operations, and reducing commodity price exposure, which have improved market participant sentiment toward DPM units.

BPL units performed positively over the period as heightened energy market anxiety generally benefited those with lower risk assets. BPL’s refined products pipeline system has experienced improved demand trends due to low fuel pricing and stable domestic economic growth and liquids storage fundamentals are healthy. The partnership is expected to benefit from its newly constructed, and fully contracted, South Texas liquids segment.

Key detractors from the Fund’s performance were Energy Transfer Equity LP (ETE) and The Williams Companies (WMB).

ETE and WMB units underperformed over the reporting period as energy market anxiety generally resulted in severe price corrections for those with higher perceived risk. Investor concern over the planned merger of ETE and WMB persisted. Note: after the reporting period ended, a judge ruled that ETE’s attorneys could not in good faith provide an opinion that the ETE-WMB merger would be tax free, and therefore that ETE was contractually entitled to terminate the merger agreement between the two

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

companies. As such, ETE terminated the merger on June 29, 2016. WMB has appealed the judge’s ruling and intends “to seek, among other remedies, monetary damages from ETE for its breaches.”

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place for a portion of the reporting period, but did not have one in place at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the bottom of this energy market down-cycle now lies in the past. And while the rate of midstream growth has likely moderated, we believe substantial growth remains. Further, we believe current market valuations underestimate the potential for business growth going forward. As a result, we believe the asset class offers attractive total return potential comprised of the potential for price appreciation as well as a stable or growing distribution stream.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Buckeye Partners LP	5.03%
Energy Transfer Partners LP	5.00%
Holly Energy Partners LP	4.64%
Enterprise Products Partners LP	4.59%
Tallgrass Energy Partners LP	4.34%
Sunoco Logistics Partners LP	4.27%
MPLX LP	4.22%
Magellan Midstream Partners LP	4.21%
Genesis Energy LP	3.87%
Williams Partners LP	3.43%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on the total value of investments.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	2.35%	-16.85%	3.18%	5.21%
Class C (MLPEX)	7/14/11	1.97%	-17.45%	N/A	2.47%
Class I (OSPSX)	6/28/13	2.51%	-16.63%	N/A	-2.50%
Class W (MLPYX)	3/31/10	2.51%	-16.64%	3.45%	5.50%
Class Y (MLPTX)	3/31/10	2.51%	-16.64%	3.45%	5.50%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-3.53%	-21.65%	1.96%	4.20%
Class C (MLPEX)	6/10/11	0.98%	-18.22%	N/A	2.47%
Class I (OSPSX)	6/28/13	2.51%	-16.63%	N/A	-2.50%
Class W (MLPYX)	3/31/10	2.51%	-16.64%	3.45%	5.50%
Class Y (MLPTX)	3/31/10	2.51%	-16.64%	3.45%	5.50%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index (AMZX). The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read the prospectus and summary prospectus carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016
CLASS A	$ 1,000.00	$ 1,023.50	$ 21.76
CLASS C	1,000.00	1,019.70	25.50
CLASS I	1,000.00	1,025.10	20.17
CLASS W	1,000.00	1,025.10	20.52
CLASS Y	1,000.00	1,025.10	20.51

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,003.49	21.54
CLASS C	1,000.00	999.75	25.25
CLASS I	1,000.00	1,005.08	19.97
CLASS W	1,000.00	1,004.74	20.31
CLASS Y	1,000.00	1,004.75	20.30

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios
CLASS A	4.03%
CLASS C	5.05
CLASS I	3.98
CLASS W	4.05
CLASS Y	4.05

The expense ratios for Class A, C, W, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

STATEMENT OF INVESTMENTS May 31, 2016 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 90.7%
Coal — 0.2%
Alliance Holdings GP LP	289,386	$4,696,735

Diversified — 10.1%
Enterprise Products Partners LP	4,613,856	128,080,642
ONEOK Partners LP	1,418,742	53,841,259
Westlake Chemical Partners LP	132,500	3,046,175
Williams Partners LP	3,000,091	95,762,905
Total Diversified		280,730,981

Gathering/Processing — 9.2%
American Midstream Partners LP	46,475	571,643
Archrock Partners LP	1,303,680	18,603,514
Crestwood Equity Partners LP	346,805	7,484,052
CSI Compressco LP	796,269	7,317,712
DCP Midstream Partners LP	2,289,919	76,780,984
Midcoast Energy Partners LP [1]	1,339,510	10,917,006
PennTex Midstream Partners LP	400,000	5,888,000
Summit Midstream Partners LP	1,478,026	30,949,864
Western Gas Equity Partners LP	512,788	21,562,735
Western Gas Partners LP	1,552,838	77,377,918
Total Gathering/Processing		257,453,428

Marine — 2.4%
GasLog Partners LP	1,036,378	21,059,201
Golar LNG Partners LP	1,697,358	28,872,059
Teekay LNG Partners LP	1,194,702	16,689,987
Teekay Offshore Partners LP	180,955	1,141,826
Total Marine		67,763,073

Description	Shares	Value
Natural Gas Pipelines — 24.5%
Antero Midstream Partners LP	1,250,000	$30,750,000
Cone Midstream Partners LP	1,098,000	17,019,000
CrossAmerica Partners LP	772,716	17,772,468
Energy Transfer Equity LP	6,540,635	82,673,626
Energy Transfer Partners LP	3,847,502	139,510,410
EQT Midstream Partners LP	1,020,139	76,887,877
Rice Midstream Partners LP [1]	2,181,260	39,895,245
Spectra Energy Partners LP	1,093,423	49,138,430
Tallgrass Energy GP LP	919,240	22,098,530
Tallgrass Energy Partners LP	2,677,374	121,177,947
TC Pipelines LP	1,591,692	87,909,149
Total Natural Gas Pipelines		684,832,682

Petroleum Transportation — 44.3%
Buckeye Partners LP	1,953,402	140,488,672
Delek Logistics Partners LP	457,743	12,079,838
Enbridge Energy Partners LP	2,781,925	60,479,050
Genesis Energy LP	2,867,601	108,022,530
Global Partners LP	1,082,805	14,390,478
Holly Energy Partners LP [1]	3,910,282	129,664,951
Magellan Midstream Partners LP	1,676,339	117,427,547
Martin Midstream Partners LP	861,607	19,067,363
MPLX LP	3,697,668	117,955,609
NGL Energy Partners LP	1,365,870	20,515,367
NuStar Energy LP	813,329	39,991,387
NuStar GP Holdings LLC	1,813,387	45,389,077

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Petroleum Transportation — 44.3% (Continued)
PBF Logistics LP	741,285	$16,152,600
Plains All American Pipeline LP	2,089,544	48,331,153
Shell Midstream Partners LP	619,476	20,907,315
Sprague Resources LP	99,300	2,378,235
Sunoco Logistics Partners LP	4,345,324	119,279,144
Sunoco LP	2,235,338	74,146,161
Tesoro Logistics LP	1,669,936	82,077,354
TransMontaigne Partners LP [1]	1,241,615	47,429,693
Total Petroleum Transportation		1,236,173,524

Total Master Limited Partnership Shares
(identified cost $2,291,775,936)		2,531,650,423

Common Stocks — 4.4%
Diversified — 2.0%
ONEOK, Inc.	659,164	28,508,843
Williams Cos., Inc.	1,325,770	29,379,063
Total Diversified		57,887,906

Gathering/Processing — 2.3%
Targa Resources Corp.	1,495,949	64,071,496

Marine — 0.1%
Dorian LPG, Ltd. [2]	242,090	2,164,284

Total Common Stocks
(identified cost $176,155,944)		124,123,686

Preferred Stock — 1.4%
Petroleum Transportation — 1.4%
GPM Petroleum LP, 10.27%	2,000,000	39,420,000

Total Preferred Stock
(identified cost $40,000,000)		39,420,000

Description	Shares	Value
Private Investments in Public Equity — 2.0%
Natural Gas Pipelines — 0.4%
Rice Midstream Partners LP PIPE Units	614,000	$11,230,060

Petroleum Transportation — 1.6%
Sunoco LP PIPE Units	1,315,790	43,644,754

Total Private Investments in Public Equity
(identified cost $45,512,714)		54,874,814

Short-Term Investment — 2.3%
Money Market — 2.3%
Fidelity Treasury Portfolio, Institutional Class , 0.176% [3]	64,889,085	64,889,085

Total Short-Term Investment
(identified cost $64,889,085)		64,889,085

Total Investments — 100.8%
(identified cost $2,618,333,679)		2,814,958,008
Liabilities In Excess of Other Assets — (0.8)%		(22,690,609)
Net Assets — 100.0%		$2,792,267,399

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares May 31, 2016
Holly Energy Partners LP	3,402,282	508,000	—	3,910,282
Midcoast Energy Partners LP	1,339,510	—	—	1,339,510
Rice Midstream Partners LP	2,096,589	84,671	—	2,181,260
TransMontaigne Partners LP	670,254	571,361	—	1,241,615

	Value	Distributions	Realized Gain/(Loss)
Holly Energy Partners LP	$129,664,951	$4,457,721	$—
Midcoast Energy Partners LP	10,917,006	957,750	—
Rice Midstream Partners LP	39,895,245	870,044	—
TransMontaigne Partners LP	47,429,693	1,293,368	—

2.	Non-income producing.

3.	Variable rate security; the coupon rate represents the rate at May 31, 2016.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2016 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,416,609,474)	$2,587,051,113
Affiliated companies (cost $201,724,205)	227,906,895
2,814,958,008
Receivable for beneficial interest sold	7,508,224
Prepaid expenses	403,329
Dividends receivable	1,379,805
Total assets	2,824,249,366

Liabilities:
Payable for investments purchased	14,348,351
Deferred tax liability, net	9,922,665
Payable for beneficial interest redeemed	4,881,658
Payable to Manager	1,377,045
Payable for distribution and service plan fees	540,019
Transfer agent fees payable	478,192
Trustees' fees payable	22,468
Borrowing expense payable	17,002
Other liabilities	394,567
Total liabilities	31,981,967

Net Assets	$2,792,267,399

Composition of Net Assets
Par value of shares of beneficial interest	$300,235
Paid-in capital	2,760,138,801
Undistributed net investment loss, net of deferred taxes	(46,426,457)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(45,169,518)
Net unrealized appreciation on investments, net of deferred taxes	123,424,338
Net Assets	$2,792,267,399

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$9.24
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.80
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$8.94
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$9.45
Class W Shares:
Net asset value, offering price and redemption proceeds per share	$9.44
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$9.44

Net Assets:
Class A shares	$628,797,656
Class C shares	491,058,529
Class I shares	215,075,825
Class W shares	7,168,116
Class Y shares	1,450,167,273
Total Net Assets	$2,792,267,399

Shares Outstanding:
Class A shares	68,080,721
Class C shares	54,951,537
Class I shares	22,751,333
Class W shares	759,720
Class Y shares	153,691,767
Total Shares Outstanding	300,235,078

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 31,2016 / Unaudited

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$77,013,424
Affiliated Master Limited Partnerships	7,820,640
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(77,013,424)
Affiliated Master Limited Partnerships	(7,820,640)
Dividend income	6,282,240
Total investment income	6,282,240

Expenses
Management fees	8,598,255
Distribution and service plan fees
Class A	695,992
Class C	2,125,960
Transfer agent fees
Class A	612,473
Class C	467,711
Class I	30,029
Class W	13,057
Class Y	1,388,855
Administrative fees	296,205
Tax expense	127,282
Borrowing fees	105,666
Legal, auditing, and other professional fees	91,395
Custody fees	74,367
Registration fees	65,708
Trustees' fees	46,122
Other	203,829
Total expenses, before waivers and deferred taxes	14,942,906
Less expense waivers	(1,433,775)
Net expenses, before deferred taxes	13,509,131

Net investment loss, before deferred taxes	(7,226,891)
Deferred tax benefit	4,289,631
Net investment loss, net of deferred taxes	(2,937,260)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Losses
Investments from:
Unaffiliated companies	(106,449,534)
Deferred tax benefit	39,066,979
Net realized losses, net of deferred taxes	(67,382,555)
Net Change in Unrealized Appreciation
Investments	224,413,463
Deferred tax expense	(82,359,741)
Net change in unrealized appreciation, net of deferred taxes	142,053,722

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	74,671,167
Change in net assets resulting from operations	$71,733,907

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2016 (Unaudited)	For the Year Ended November 30, 2015
Operations
Net investment loss, net of deferred taxes	$(2,937,260)	$(7,104,407)
Net realized gains/(losses), net of deferred taxes	(67,382,555)	24,155,201
Net change in unrealized appreciation/(depreciation), net of deferred taxes	142,053,722	(684,613,488)
Change in net assets resulting from operations	71,733,907	(667,562,694)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(19,458,071)	(48,012,809)
Class C shares	(15,339,385)	(31,296,649)
Class I shares	(6,868,823)	(9,700,275)
Class W shares	(385,724)	(1,947,907)
Class Y shares	(43,278,384)	(95,514,712)
Change in net assets resulting from distributions to shareholders	(85,330,387)	(186,472,352)

Beneficial Interest Transactions
Class A shares	26,711,321	(44,928,862)
Class C shares	44,709,769	120,473,920
Class I shares	16,825,274	175,938,184
Class W shares	(10,450,212)	(30,225,605)
Class Y shares	77,972,526	48,360,536
Change in net assets resulting from beneficial interest transactions	155,768,678	269,618,173
Change in net assets	142,172,198	(584,416,873)

Net Assets
Beginning of period	2,650,095,201	3,234,512,074
End of period	$2,792,267,399	$2,650,095,201

Undistributed net investment loss, net of deferred taxes	$(46,426,457)	$(43,489,197)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.35	$12.54	$11.99	$10.67	$10.56	$10.74
Income/(loss) from investment operations:
Net investment loss[1]	(0.01)	(0.04)	(0.09)	(0.07)	(0.07)	(0.07)
Return of capital[1]	0.19	0.43	0.44	0.44	0.43	0.44
Net realized and unrealized gains/(losses)	0.06	(2.87)	0.91	1.66	0.46	0.14
Total from investment operations	0.24	(2.48)	1.26	2.03	0.82	0.51
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.71)	(0.69)
Net asset value, end of period	$9.24	$9.35	$12.54	$11.99	$10.67	$10.56

Total Return, at Net Asset Value [2]	2.35%	(20.49%)	10.59%	19.32%	7.87%	4.85%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$628,798	$608,965	$872,216	$618,758	$207,631	$114,930
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	1.25%	1.23%	1.25%	1.13%	1.14%	1.23%
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.04%)	(0.13%)
Net of (waivers) and before deferred tax expense/(benefit)	1.12%[4]	1.12%[4]	1.13%[4]	1.12%[5]	1.10%	1.10%
Deferred tax expense/(benefit)[6,7]	3.18%	(13.36%)	5.19%	8.42%	4.14%	1.94%
Total expenses/(benefit)	4.30%	(12.24%)	6.32%	9.54%	5.24%	3.04%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(0.83%)	(0.83%)	(1.24%)	(0.94%)	(1.07%)	(1.23%)
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.04%)	(0.13%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.70%)	(0.72%)	(1.12%)	(0.93%)	(1.03%)	(1.10%)
Deferred tax benefit[7,8]	0.35%	0.39%	0.41%	0.33%	0.35%	0.41%
Net investment loss	(0.35%)	(0.33%)	(0.71%)	(0.60%)	(0.68%)	(0.69%)

Portfolio turnover rate	9%	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Per share amounts calculated based on average shares outstanding during the period.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.09	$12.30	$11.87	$10.64	$10.58	$10.90
Income/(loss) from investment operations:
Net investment loss[2]	(0.05)	(0.13)	(0.18)	(0.13)	(0.12)	(0.05)
Return of capital[2]	0.19	0.43	0.44	0.45	0.46	0.22
Net realized and unrealized gains/(losses)	0.06	(2.80)	0.88	1.62	0.43	(0.14)
Total from investment operations	0.20	(2.50)	1.14	1.94	0.77	0.03
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$8.94	$9.09	$12.30	$11.87	$10.64	$10.58

Total Return, at Net Asset Value [3]	1.97%	(21.07%)	9.66%	18.51%	7.36%	0.33%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$491,059	$451,373	$475,459	$241,984	$123,372	$2,895
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	2.00%	1.98%	2.00%	1.89%	2.04%	4.29%
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense/(benefit)	1.87%[5]	1.87%[5]	1.88%[5]	1.88%[6]	1.85%	1.85%
Deferred tax expense/(benefit)[7,8]	3.18%	(13.36%)	5.19%	6.84%	3.88%	0.82%
Total expenses/(benefit)	5.05%	(11.49%)	7.07%	8.72%	5.73%	2.67%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(1.75%)	(1.65%)	(2.01%)	(1.70%)	(1.96%)	(4.29%)
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.19%)	(2.44%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.63%)	(1.54%)	(1.89%)	(1.69%)	(1.77%)	(1.85%)
Deferred tax benefit[8,9]	0.35%	0.39%	0.41%	0.62%	0.63%	0.69%
Net investment loss	(1.28%)	(1.15%)	(1.48%)	(1.07%)	(1.14%)	(1.16%)

Portfolio turnover rate	9%	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business July 14, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.54	$12.74	$12.14	$12.20
Income/(loss) from investment operations:
Net investment income/(loss)[3]	0.00 [4]	0.09	(0.05)	(0.04)
Return of capital[3]	0.19	0.43	0.44	0.00 [4]
Net realized and unrealized gains/(losses)	0.07	(3.01)	0.92	0.33
Total from investment operations	0.26	(2.49)	1.31	0.29
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$9.45	$9.54	$12.74	$12.14

Total Return, at Net Asset Value [5]	2.51%	(20.25%)	10.87%	2.45%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$215,076	$193,494	$57,153	$53,247
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	0.80%[7]	0.80%[7]	0.81%[7]	1.32%[8]
Deferred tax expense/(benefit)[9,10]	3.18%	(13.36%)	5.19%	0.96%
Total expenses/(benefit)	3.98%	(12.56%)	6.00%	2.28%

Ratio of Investment Income/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.29%)	0.45%	(0.82%)	(1.32%)
Deferred tax benefit[10,11]	0.35%	0.39%	0.41%	0.46%
Net investment income/(loss)	0.06%	0.84%	(0.41%)	(0.86%)

Portfolio turnover rate	9%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.77% for the six months ended May 31, 2015 and 0.78% for the years ended November 30,2015 and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.29%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class W	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.53	$12.74	$12.15	$10.77	$10.62	$10.78
Income/(loss) from investment operations:
Net investment loss[2]	(0.02)	(0.06)	(0.06)	(0.05)	(0.05)	(0.06)
Return of capital[2]	0.19	0.43	0.44	0.42	0.41	0.41
Net realized and unrealized gains/(losses)	0.09	(2.87)	0.92	1.72	0.50	0.18
Total from investment operations	0.26	(2.50)	1.30	2.09	0.86	0.53
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.71)	(0.69)
Net asset value, end of period	$9.44	$9.53	$12.74	$12.15	$10.77	$10.62

Total Return, at Net Asset Value [3]	2.51%	(20.33%)	10.78%	19.71%	8.21%	5.02%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$7,168	$19,391	$57,589	$58,357	$61,876	$89,244
Ratio of expenses to average net assets:[4]
Before (waivers) and deferred tax expense/(benefit)	1.00%	0.98%	1.00%	0.87%	0.90%	0.97%
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.05%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)	0.87%[5]	0.87%[5]	0.88%[5]	0.86%[6]	0.85%	0.85%
Deferred tax expense/(benefit)[7,8]	3.18%	(13.36%)	5.19%	10.74%	4.18%	1.88%
Total expenses/(benefit)	4.05%	(12.49%)	6.07%	11.60%	5.03%	2.73%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(1.01%)	(1.05%)	(1.02%)	(0.70%)	(0.83%)	(0.96%)
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.05%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.88%)	(0.94%)	(0.90%)	(0.69%)	(0.78%)	(0.84%)
Deferred tax benefit[8,9]	0.35%	0.39%	0.41%	0.25%	0.26%	0.31%
Net investment loss	(0.53%)	(0.55%)	(0.49%)	(0.44%)	(0.52%)	(0.53%)

Portfolio turnover rate	9%	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.53	$12.74	$12.15	$10.77	$10.63	$10.78
Income/(loss) from investment operations:
Net investment loss[2]	0.00 [3]	(0.01)	(0.05)	(0.05)	(0.06)	(0.06)
Return of capital[2]	0.19	0.43	0.44	0.43	0.44	0.43
Net realized and unrealized gains/(losses)	0.07	(2.92)	0.91	1.71	0.47	0.17
Total from investment operations	0.26	(2.50)	1.30	2.09	0.85	0.54
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.71)	(0.69)
Net asset value, end of period	$9.44	$9.53	$12.74	$12.15	$10.77	$10.63

Total Return, at Net Asset Value [4]	2.51%	(20.33%)	10.78%	19.71%	8.11%	5.12%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,450,167	$1,376,872	$1,772,095	$1,375,128	$733,082	$455,321
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense/(benefit)	1.00%	0.98%	1.00%	0.88%	0.88%	0.97%
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.03%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)	0.87%[6]	0.87%[6]	0.88%[6]	0.87%[7]	0.85%	0.85%
Deferred tax expense/(benefit)[8,9]	3.18%	(13.36%)	5.19%	9.32%	4.20%	2.18%
Total expenses/(benefit)	4.05%	(12.49%)	6.07%	10.19%	5.05%	3.03%

Ratio of Investment Loss to Average Net Assets:[5]
Before (waivers) and deferred tax benefit/(expense)	(0.36%)	(0.50%)	(0.96%)	(0.70%)	(0.81%)	(0.97%)
Expense (waivers)	(0.13%)	(0.11%)	(0.12%)	(0.01%)	(0.03%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.23%)	(0.39%)	(0.84%)	(0.69%)	(0.78%)	(0.85%)
Deferred tax benefit[9,10]	0.35%	0.39%	0.41%	0.25%	0.26%	0.31%
Net investment gain/(loss)	0.12%	(0.00%)[11]	(0.43%)	(0.44%)	(0.52%)	(0.54%)

Portfolio turnover rate	9%	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.	Amount rounds to less than $0.005.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.
11.	Less than 0.005%.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of Oppenheimer Funds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2017. For the six months ended May 31, 2016, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.7 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 31, 2016:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$37,196,446
State	1,806,685
Total deferred tax expense	$39,003,131

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of staturory income tax rate	$38,757,964	-35.00%
State income taxes net of federal benefit	1,882,523	-1.70%
Effect of permanent & temporary differences	(1,637,356)	4.88%
Total income tax expense (benefit)	$39,003,131	-31.82%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At May 31, 2016, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2016 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$199,112,246
Capital loss carryforward (tax basis)	34,526,884
Organizational Costs	7,648
Total deferred tax asset	233,646,778

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(243,569,443)
Total deferred tax liability	(243,569,443)

Total net deferred tax asset/(liability)	$(9,922,665)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2016, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 31, 2016, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	129,986,547
11/30/2035	151,743,552
11/30/2036	151,522,637
Total	$542,539,460

At May 31, 2016, the Funds had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$94,078,703
Total	$94,078,703

At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,170,778,752
Gross Unrealized Appreciation	$902,186,852
Gross Unrealized Depreciation	(258,007,596)
Net Unrealized Appreciation (Depreciation) on Investments	$644,179,256

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2016, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,531,650,423	$—	$—	$2,531,650,423
Common Stocks*	124,123,686	—	—	124,123,686
Preferred Stock*	—	39,420,000	—	39,420,000
Private Investment in Public Equity*	—	54,874,814	—	54,874,814
Short Term Investment	64,889,085	—	—	64,889,085
Total Assets	$2,720,663,194	$94,294,814	$—	$2,814,958,008

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 31, 2016.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus amounts of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	18,986,631	$159,910,576	26,457,925	$293,880,469
Dividends and/or distributions reinvested	2,105,406	17,623,710	3,947,455	43,185,991
Redeemed	(18,155,992)	(150,822,965)	(34,830,470)	(381,995,322)
Net Increase/(decrease)	2,936,045	$26,711,321	(4,425,090)	$(44,928,862)

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class C
Sold	12,879,466	$106,096,981	19,724,746	$213,154,074
Dividends and/or distributions reinvested	1,825,182	14,820,539	2,846,979	30,137,915
Redeemed	(9,417,938)	(76,207,751)	(11,562,564)	(122,818,069)
Net Increase	5,286,710	$44,709,769	11,009,161	$120,473,920

Class I
Sold	12,432,764	$102,092,524	16,302,264	$181,664,725
Dividends and/or distributions reinvested	667,298	5,721,963	641,682	6,972,380
Redeemed	(10,620,799)	(90,989,213)	(1,157,484)	(12,698,921)
Net Increase	2,479,263	$16,825,274	15,786,462	$175,938,184

Class W
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	45,646	384,813	171,309	1,946,994
Redeemed	(1,320,487)	(10,835,025)	(2,658,348)	(32,172,599)
Net Decrease	(1,274,841)	$(10,450,212)	(2,487,039)	$(30,225,605)

Class Y
Sold	65,074,766	$552,637,524	77,919,940	$863,522,486
Dividends and/or distributions reinvested	4,465,644	38,148,535	7,786,093	86,410,542
Redeemed	(60,305,226)	(512,813,533)	(80,385,819)	(901,572,492)
Net Increase	9,235,184	$77,972,526	5,320,214	$48,360,536

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2016, were as follows:

	Purchases	Sales
Investment securities	$467,180,653	$226,306,030

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

The Fund’s effective management fee for the six months ended May 31, 2016 was 0.70% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2016	$157,009	$47,914

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares.

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2016, the Manager reimbursed $353,672, $270,220, $7,467, and $802,416 for Class A, Class C, Class W, and Class Y respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 31, 2016:

Eligible Expense Recoupment Expiring:
November 30, 2016	178,756
November 30, 2017	3,539,444
November 30, 2018	3,233,228
May 31, 2016	1,433,775

During the six months ended May 31, 2016, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Alpha Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (“Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any,

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

9. Borrowing Agreement (Continued)

is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended May 31, 2016, the Fund paid $105,666 in borrowing fees. The Fund did not utilize the facility during the period ended May 31, 2016.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Select 40 Fund	1/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	2/5/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	3/4/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	4/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	5/6/16	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Adviser	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

PRIVACY POLICY NOTICE (Continued)

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

46 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

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OPPENHEIMER STEELPATH MLP SELECT 40 FUND	47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1383.001.0516 July 28, 2016

Semiannnual Report 5/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
SteelPath MLP Alpha Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Distribution Sources	39
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	40
Trustees and Officers	41
Privacy Policy Notice	42

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	1.62%	-4.24%	1.93%	5.22%
1-Year	-18.49%	-23.16%	1.72%	-24.20%
5-Year	3.19%	1.97%	11.67%	2.43%
Since Inception (3/31/10)	4.90%	3.90%	12.29%	6.48%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.62% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return gain of 5.22%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 1.93%.

Over the six-month reporting period ended May 31, 2016, the MLP sector outperformed the broader markets. While the depths of this energy cycle appear to be behind us, a recovery is far from complete. The supply-demand picture for both crude oil and natural gas has improved and suggest a resumption of growth lies ahead. Importantly for midstream investors, the call on U.S.-sourced volumes over the medium-term appears to have shifted higher. We believe this positive fundamental commodity picture, combined with midstream valuations that remain well below long-term averages, makes a compelling case for midstream investment.

The global energy markets remain in the process of rebalancing supply and demand. While shale-sourced supply still accounts for less than 10% of global crude oil volumes and less than 20% of global natural gas supply (from zero a decade ago), this source of newfound supply led to production growth that eclipsed the robust rate of demand increases. Further, the lower commodity prices necessary to discourage supply growth have the additional effect of further incentivizing demand growth. Demand growth is very important to midstream investors, as this is the keystone for throughput growth.

Over the reporting period, approximately $11 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a similar pace as was raised over the six month reporting period ended May 31, 2015. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $49.10 per barrel, up 18% over the reporting period but 19% lower than the end of May 2015. Global crude prices, as measured by Brent crude oil, traded 11% higher over the reporting period. The crude oil price improvement appears

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

linked to the continued moderation in U.S. crude production, unexpected global supply outages in Canada and Nigeria, and healthy demand growth. Brent and WTI exited the period near parity, which is the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium that has generally existed since 2009.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (“mmbtu”), reflecting little change over the reporting period and 10% higher than May 2015. Natural gas has been a recurring victim of low prices. First, low pricing relative to crude oil and natural gas liquids (“NGL”) pushed incremental capital spending away from dry gas basins. Then, as productivity in the remaining basins improved, increased gas production from liquids plays (“associated gas”) further dampened pricing. As a result, the natural gas-focused rig count, now at just 87 rigs, has seen multiple meaningful declines since its peak in 2008 at 1,609. Importantly, the latest round of natural gas-focused rig count reductions appear to come at a time when multiple supply-demand points are aligning in a manner that is positive for pricing, most notably that natural gas usage as a heating and electric generation fuel is increasing, as associated gas volumes are set to decline, and as increased exports become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu NGL prices ended the reporting period at $20.86 per barrel, a 10% increase over the reporting period and a 1% rise from the end of May 2015. Natural gasoline was the only NGL purity product to end the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the period at $0.31 per gallon, up 16% over the reporting period and 21% higher than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 1.85%. The MLP yield spread at period-end, as measured by the AMZX and the 10-year Treasury bond, narrowed by 38 basis points to 5.81%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 8.02% (as measured by the Dow Jones Equity All REIT Total Return Index) and 19.08% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZX’s 5.22% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, increased over the period but remains below the ten-year average.

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by stable demand conditions despite a warm winter and some market participant expectations that lower propane prices may strengthen demand. The natural gas pipeline group followed as investors continued to express preference for long-haul natural gas pipelines, particularly those backed by utility demand pull.

Those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback has forced the elimination of distributions and multiple bankruptcy filings.

FUND REVIEW

Key contributors to the Fund’s performance were Tallgrass Energy GP, LP (TEGP) and Magellan Midstream Partners, LP (MMP).

TEGP units performed positively over the period as the general partner’s underlying operating partnership, Tallgrass Energy Partners (TEP), was able to reaffirm annual distribution growth guidance of at least 20% for 2015 through 2017. Also, during the period, the partnership’s sponsor announced an agreement to acquire additional interests in the Rockies Express Pipeline, which aids longer-term growth prospects. Notably, TEGP’s board approved a $100 million buyback program of TEP or TEGP units.

MMP units contributed positively to performance over the period as heightened energy market anxiety generally benefited those with lower risk assets. During the reporting period, MMP reaffirmed its ability to grow its distribution by 10% during 2016 and at least 8% for 2017, while maintaining distribution coverage of at least 1.2x. MMP carries low leverage and an investment grade credit rating that provides management significant flexibility in meeting its growth capital funding needs.

Key detractors from the Fund’s performance were Energy Transfer Equity LP (ETE) and The Williams Companies (WMB).

Both ETE and WMB units detracted over the reporting period as energy market anxiety generally resulted in severe price corrections for those with higher perceived risk. Investor concern over the planned merger of ETE and WMB persisted. Note: after the reporting period ended, a judge ruled that ETE’s attorneys could not in good faith provide an opinion that the ETE-WMB merger would be

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

tax free, and therefore that ETE was contractually entitled to terminate the merger agreement between the two companies. As such, ETE terminated the merger on June 29, 2016. WMB has appealed the judge’s ruling and intends “to seek, among other remedies, monetary damages from ETE for its breaches.”

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place for a portion of the reporting period, but did not have one in place at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the bottom of this energy market down-cycle now lies in the past. And while the rate of midstream growth has likely moderated, we believe substantial growth remains. Further, we believe current market valuations underestimate the potential for business growth going forward. As a result, we believe the asset class offers attractive total return potential comprised of the potential for price appreciation as well as a stable or growing distribution stream.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Sunoco Logistics Partners LP	8.05%
Enterprise Products Partners LP	7.87%
TC Pipelines LP	7.56%
Magellan Midstream Partners LP	7.54%
Energy Transfer Partners LP	7.21%
MPLX LP	5.74%
Tallgrass Energy GP LP	5.40%
Energy Transfer Equity LP	4.67%
Buckeye Partners LP	4.02%
Williams Partners LP	3.75%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on the total value of investments.

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	1.62%	-18.49%	3.19%	4.90%
CLASS C (MLPGX)	8/25/11	1.22%	-19.08%	N/A	3.51%
CLASS I (OSPAX)	6/28/13	1.69%	-18.26%	N/A	-2.93%
CLASS Y (MLPOX)	3/31/10	1.70%	-18.28%	3.45%	5.17%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-4.24%	-23.16%	1.97%	3.90%
CLASS C (MLPGX)	8/25/11	0.24%	-19.83%	N/A	3.51%
CLASS I (OSPAX)	6/28/13	1.69%	-18.26%	N/A	-2.93%
CLASS Y (MLPOX)	3/31/10	1.70%	-18.28%	3.45%	5.17%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index (AMZX). The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016
CLASS A	$ 1,000.00	$ 1,016.20	$ 11.50
CLASS C	1,000.00	1,012.20	15.25
CLASS I	1,000.00	1,016.90	9.85
CLASS Y	1,000.00	1,017.00	10.24

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,013.59	11.48
CLASS C	1,000.00	1,009.84	15.23
CLASS I	1,000.00	1,015.23	9.84
CLASS Y	1,000.00	1,014.85	10.23

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios
CLASS A	2.28%
CLASS C	3.03
CLASS I	1.95
CLASS Y	2.03

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

STATEMENT OF INVESTMENTS May 31, 2016 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 86.6%
Diversified — 13.5%
Enterprise Products Partners LP	9,775,023	$271,354,639
Westlake Chemical Partners LP [1]	2,848,675	65,491,038
Williams Partners LP	4,053,633	129,391,965
Total Diversified		466,237,642

Gathering/Processing — 1.9%
Western Gas Partners LP	1,333,752	66,460,862

Natural Gas Pipelines — 29.8%
Energy Transfer Equity LP	12,756,312	161,239,784
Energy Transfer Partners LP	6,858,917	248,704,333
EQT Midstream Partners LP	1,414,751	106,629,783
Tallgrass Energy GP LP [1]	7,747,360	186,246,534
Tallgrass Energy Partners LP	1,431,355	64,783,127
TC Pipelines LP [1]	4,721,972	260,794,514
Total Natural Gas Pipelines		1,028,398,075

Petroleum Transportation — 41.4%
Buckeye Partners LP	1,927,866	138,652,123
Genesis Energy LP	2,683,816	101,099,349
Magellan Midstream Partners LP	3,712,910	260,089,345
MPLX LP	6,203,848	197,902,751
NGL Energy Partners LP	2,109,122	31,679,012
NuStar Energy LP	161,434	7,937,710
NuStar GP Holdings LLC [1]	2,559,838	64,072,745
Plains All American Pipeline LP	4,449,335	102,913,119
Shell Midstream Partners LP	2,764,159	93,290,366

Description	Shares	Value
Petroleum Transportation — 41.4% (Continued)
Sunoco Logistics Partners LP	10,110,584	$277,535,531
Tesoro Logistics LP	2,173,810	106,842,762
TransMontaigne Partners LP [1]	1,138,694	43,498,111
Total Petroleum Transportation		1,425,512,924

Total Master Limited Partnership Shares
(identified cost $2,770,528,973)		2,986,609,503

Common Stocks — 6.0%
Diversified — 2.6%
Williams Cos., Inc.	4,028,498	89,271,516

Gathering/Processing — 3.4%
Targa Resources Corp.		118,320,102

Total Common Stocks
(identified cost $336,769,198)		207,591,618

Short-Term Investment — 1.0%
Money Market — 1.0%
Fidelity Treasury Portfolio, Institutional Class , 0.176% [2]	32,607,779	32,607,779

Total Short-Term Investment
(identified cost $32,607,779)		32,607,779

Total Investments — 93.6%
(identified cost $3,139,905,950)		3,226,808,900
Other Assets In Excess of Liabilities — 6.4%		222,343,949
Net Assets — 100.0%		$3,449,152,849

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares May 31, 2016
Nustar GP Holdings LLC	2,707,359	—	(147,521)	2,559,838
Seadrill Partners LLC [i]	7,385,604	—	(7,385,604)	—
Tallgrass Energy GP LP	4,176,942	3,570,418	—	7,747,360
TC Pipelines LP	4,458,844	476,060	(212,932)	4,721,972
TransMontaigne Partners LP	1,282,597	—	(143,903)	1,138,694
Westlake Chemical Partners LP	—	2,848,675	—	2,848,675

	Value	Distributions	Realized Gain/(Loss)
Nustar GP Holdings LLC	$64,072,745	$371,136	$(1,096,486)
Seadrill Partners LLC [i]	—	594,342	(175,545,121)
Tallgrass Energy GP LP	186,246,534	2,571,503	—
TC Pipelines LP	260,794,514	7,731,040	348,181
TransMontaigne Partners LP	43,498,111	1,537,237	(1,653,390)
Westlake Chemical Partners LP	65,491,038	1,733,353	—

[i]	An affiliate as of November 30, 2015, Is not an affiliate as of May 31, 2016.

2.	Variable rate security; the coupon rate represents the rate at May 31, 2016.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2016 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,853,133,456)	$2,606,705,958
Affiliated companies (cost $286,772,494)	620,102,942
3,226,808,900
Deferred tax asset, net	232,559,609
Receivable for beneficial interest sold	5,485,756
Prepaid expenses	418,357
Dividends receivable	6,276
Total assets	3,465,278,898

Liabilities:
Payable for investments purchased	6,907,357
Payable for beneficial interest redeemed	4,194,456
Payable to Manager	2,855,644
Payable for distribution and service plan fees	881,127
Transfer agent fees payable	630,637
Trustees' fees payable	57,172
Borrowing expense payable	20,956
Other liabilities	578,700
Total liabilities	16,126,049

Net Assets	$3,449,152,849

Composition of Net Assets
Par value of shares of beneficial interest	$377,746
Paid-in capital	3,824,091,075
Undistributed net investment loss, net of deferred taxes	(102,048,884)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(327,775,263)
Net unrealized appreciation on investments, net of deferred taxes	54,508,175
Net Assets	$3,449,152,849

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$9.13
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.69
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$8.81
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$9.32
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$9.31

Net Assets:
Class A shares	$1,123,602,737
Class C shares	774,597,263
Class I shares	19,874,256
Class Y shares	1,531,078,593
Total Net Assets	$3,449,152,849

Shares Outstanding:
Class A shares	123,109,228
Class C shares	87,970,133
Class I shares	2,131,774
Class Y shares	164,534,384
Total Shares Outstanding	377,745,519

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2016 / Unaudited

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$91,662,501
Affiliated Master Limited Partnerships	11,564,062
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(91,662,501)
Affiliated Master Limited Partnerships	(11,564,062)
Dividend income	5,809,924
Total investment income	5,809,924

Expenses
Management fees	16,107,374
Distribution and service plan fees
Class A	1,224,425
Class C	3,289,872
Transfer agent fees
Class A	1,077,494
Class C	723,772
Class I	2,009
Class Y	1,407,812
Borrowing fees	362,201
Administrative fees	350,695
Tax expense	194,013
Custody fees	119,637
Legal, auditing, and other professional fees	93,232
Registration fees	63,702
Trustees' fees	60,671
Other	29,541
Total expenses, before waivers and deferred taxes	25,106,450
Less expense waivers	(1,733,171)
Net expenses, before deferred taxes	23,373,279

Net investment loss, before deferred taxes	(17,563,355)
Deferred tax benefit	8,344,906
Net investment loss, net of deferred taxes	(9,218,449)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Losses
Investments from:
Unaffiliated companies	(495,691,919)
Affiliated companies	(2,401,695)
Deferred tax benefit	183,298,450
Net realized losses, net of deferred taxes	(314,795,164)
Net Change in Unrealized Appreciation
Investments	550,256,279
Deferred tax expense	(202,494,311)
Net change in unrealized appreciation, net of deferred taxes	347,761,968

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	32,966,804
Change in net assets resulting from operations	$23,748,355

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2016 (Unaudited)	For the Year Ended November 30, 2015
Operations
Net investment loss, net of deferred taxes	$(9,218,449)	$(30,283,624)
Net realized losses, net of deferred taxes	(314,795,164)	(73,170,877)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	347,761,968	(1,015,770,350)
Change in net assets resulting from operations	23,748,355	(1,119,224,851)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(35,246,269)	(96,909,547)
Class C shares	(24,592,669)	(59,632,051)
Class I shares	(467,335)	(446,020)
Class Y shares	(45,455,829)	(117,516,929)
Change in net assets resulting from distributions to shareholders	(105,762,102)	(274,504,547)

Beneficial Interest Transactions
Class A shares	(64,763,537)	(217,577,787)
Class C shares	11,179,289	74,795,021
Class I shares	6,531,256	8,872,758
Class Y shares	(26,339,986)	(13,709,563)
Change in net assets resulting from beneficial interest transactions	(73,392,978)	(147,619,571)
Change in net assets	(155,406,725)	(1,541,348,969)

Net Assets
Beginning of period	3,604,559,574	5,145,908,543
End of period	$3,449,152,849	$3,604,559,574

Undistributed net investment loss, net of deferred taxes	$(102,048,884)	$(92,830,435)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.32	$12.81	$12.04	$10.70	$10.38	$10.71
Income/(loss) from investment operations:
Net investment loss[1]	(0.02)	(0.07)	(0.12)	(0.11)	(0.10)	(0.10)
Return of capital[1]	0.18	0.40	0.42	0.42	0.41	0.43
Net realized and unrealized gains/(losses)	(0.01)	(3.13)	1.16	1.72	0.70	0.02
Total from investment operations	0.15	(2.80)	1.46	2.03	1.01	0.35
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.69)	(0.69)	(0.69)	(0.68)
Net asset value, end of period	$9.13	$9.32	$12.81	$12.04	$10.70	$10.38

Total Return, at Net Asset Value [2]	1.62%	(22.59%)	12.26%	19.29%	9.93%	3.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,123,603	$1,226,012	$1,937,356	$1,154,926	$193,974	$108,422
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	1.66%	1.63%	1.65%	1.55%	1.58%	1.67%
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.03%)	(0.08%)	(0.17%)
Net of (waivers) and before deferred tax expense/(benefit)	1.54%[4]	1.52%[4]	1.53%[4]	1.52%[5]	1.50%	1.50%
Deferred tax expense/(benefit)[6,7]	0.74%	(14.45%)	5.38%	8.07%	5.55%	1.68%
Total expenses/(benefit)	2.28%	(12.93%)	6.91%	9.59%	7.05%	3.18%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(1.31%)	(1.38%)	(1.57%)	(1.52%)	(1.57%)	(1.67%)
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.03%)	(0.08%)	(0.17%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.19%)	(1.27%)	(1.45%)	(1.49%)	(1.49%)	(1.50%)
Deferred tax benefit[7,8]	0.57%	0.63%	0.54%	0.54%	0.53%	0.56%
Net investment loss	(0.62%)	(0.64%)	(0.91%)	(0.95%)	(0.96%)	(0.94%)

Portfolio turnover rate	20%	36%	17%	9%	15%	14%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Per share amounts calculated based on average shares outstanding during the period.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.50%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.50%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.04	$12.53	$11.89	$10.64	$10.40	$10.05
Income/(loss) from investment operations:
Net investment loss[2]	(0.06)	(0.16)	(0.22)	(0.17)	(0.15)	(0.04)
Return of capital[2]	0.18	0.40	0.42	0.42	0.44	0.14
Net realized and unrealized gains/(losses)	(0.01)	(3.04)	1.13	1.69	0.64	0.42
Total from investment operations	0.11	(2.80)	1.33	1.94	0.93	0.52
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.69)	(0.69)	(0.69)	(0.17)
Net asset value, end of period	$8.81	$9.04	$12.53	$11.89	$10.64	$10.40

Total Return, at Net Asset Value [3]	1.22%	(23.11%)	11.30%	18.54%	9.12%	5.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$774,597	$783,886	$1,011,690	$451,351	$14,593	$316
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	2.41%	2.38%	2.40%	2.30%	2.63%	22.80%
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.03%)	(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense/(benefit)	2.29%[5]	2.27%[5]	2.28%[5]	2.27%[6]	2.25%	2.25%
Deferred tax expense/(benefit)[7,8]	0.74%	(14.45%)	5.38%	6.91%	5.29%	12.37%
Total expenses/(benefit)	3.03%	(12.18%)	7.66%	9.18%	7.54%	14.62%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(2.23%)	(2.21%)	(2.34%)	(2.27%)	(2.63%)	(22.80%)
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.03%)	(0.38%)	(20.55%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.11%)	(2.10%)	(2.22%)	(2.24%)	(2.25%)	(2.25%)
Deferred tax benefit[8,9]	0.57%	0.63%	0.54%	0.82%	0.81%	0.84%
Net investment loss	(1.54%)	(1.47%)	(1.68%)	(1.42%)	(1.44%)	(1.41%)

Portfolio turnover rate	20%	36%	17%	9%	15%	14%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business August 25, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.25%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.50	$12.99	$12.17	$12.15
Income/(loss) from investment operations:
Net investment loss[3]	(0.02)	(0.05)	(0.12)	(0.04)
Return of capital[3]	0.18	0.40	0.42	0.19
Net realized and unrealized gains/(losses)	(0.00)[4]	(3.15)	1.21	0.21
Total from investment operations	0.16	(2.80)	1.51	0.36
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.69)	(0.34)
Net asset value, end of period	$9.32	$9.50	$12.99	$12.17

Total Return, at Net Asset Value [5]	1.69%	(22.27%)	12.55%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,874	$9,722	$3,732	$73
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	1.21%[7]	1.19%[7]	1.20%[7]	1.32%[8]
Deferred tax expense/(benefit)[9,10]	0.74%	(14.45%)	5.38%	4.51%
Total expenses/(benefit)	1.95%	(13.26%)	6.58%	5.83%

Ratio of Investment Loss to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(1.17%)	(1.12%)	(1.47%)	(1.29%)
Deferred tax benefit[10,11]	0.57%	0.63%	0.54%	0.46%
Net investment loss	(0.60%)	(0.49%)	(0.93%)	(0.83%)

Portfolio turnover rate	20%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.19%, 1.17% and 1.18% for the periods ended May 31, 2016, November 30,2015 and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.06%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.49	$12.99	$12.18	$10.78	$10.43	$10.73
Income/(loss) from investment operations:
Net investment loss[2]	(0.01)	(0.03)	(0.07)	(0.10)	(0.09)	(0.08)
Return of capital[2]	0.18	0.40	0.42	0.41	0.40	0.42
Net realized and unrealized gains/(losses)	(0.01)	(3.18)	1.15	1.78	0.73	0.04
Total from investment operations	0.16	(2.81)	1.50	2.09	1.04	0.38
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.69)	(0.69)	(0.69)	(0.68)
Net asset value, end of period	$9.31	$9.49	$12.99	$12.18	$10.78	$10.43

Total Return, at Net Asset Value [3]	1.70%	(22.34%)	12.46%	19.72%	10.18%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,531,003	$1,584,939	$2,193,129	$1,218,475	$613,704	$452,154
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	1.41%	1.38%	1.40%	1.29%	1.29%	1.37%
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.03%)	(0.04%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)	1.29%[5]	1.27%[5]	1.28%[5]	1.26%[6]	1.25%	1.25%
Deferred tax expense/(benefit)[7,8]	0.74%	(14.45%)	5.38%	9.27%	5.60%	0.75%
Total expenses/(benefit)	2.03%	(13.18%)	6.66%	10.53%	6.85%	2.00%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(0.86%)	(1.03%)	(1.21%)	(1.26%)	(1.29%)	(1.37%)
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.03%)	(0.04%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.74%)	(0.92%)	(1.09%)	(1.23%)	(1.25%)	(1.25%)
Deferred tax benefit[8,9]	0.57%	0.63%	0.54%	0.45%	0.44%	0.46%
Net investment loss	(0.17%)	(0.29%)	(0.55%)	(0.78%)	(0.81%)	(0.79%)

Portfolio turnover rate	20%	36%	17%	9%	15%	14%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2017. For the six months ended May 31, 2016, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.8 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 31, 2016:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$10,320,202
State	530,753
Total deferred tax expense	$10,850,955

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of staturory income tax rate	$12,109,757	-35.00%
State income taxes net of federal benefit	622,788	-1.80%
Effect of permanent & temporary differences	(1,881,590)	5.44%
Total income tax expense (benefit)	$10,850,955	-31.36%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At May 31, 2016, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2016 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$228,947,937
Capital loss carryforward (tax basis)	238,635,059
Total deferred tax asset	467,582,996

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(235,023,387)
Total deferred tax liability	(235,023,387)

Total net deferred tax asset/(liability)	$232,559,609

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2016, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2016, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$1,194,164
11/30/2031	7,264,183
11/30/2032	34,906,904
11/30/2033	59,435,302
11/30/2034	89,553,891
11/30/2035	148,344,911
11/30/2036	281,441,780
Total	$622,141,135

At May 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$201,946,664
11/30/2021	446,518,170
Total	$648,464,834

At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,588,636,522
Gross Unrealized Appreciation	$999,777,392
Gross Unrealized Depreciation	(361,605,014)
Net Unrealized Appreciation (Depreciation) on Investments	$638,172,378

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange. The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2016, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,986,609,503	$—	$—	$2,986,609,503
Common Stocks*	207,591,618	—	—	207,591,618
Short Term Investment	32,607,779	—	—	32,607,779
Total Assets	$3,226,808,900	$—	$—	$3,226,808,900

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 31, 2016.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	25,276,753	$197,349,838	40,493,322	$464,279,090
Dividends and/or distributions reinvested	4,038,245	31,526,328	7,909,913	87,522,247
Redeemed	(37,682,491)	(293,639,703)	(68,189,396)	(769,379,124)
Net Increase	(8,367,493)	$(64,763,537)	(19,786,161)	$(217,577,787)

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class C
Sold	15,436,156	$118,528,900	24,316,022	$270,575,510
Dividends and/or distributions reinvested	3,149,987	23,788,850	5,380,628	57,707,542
Redeemed	(17,314,733)	(131,138,461)	(23,720,276)	(253,488,031)
Net Increase	1,271,410	$11,179,289	5,976,374	$74,795,021

Class I
Sold	1,548,395	$10,083,180	1,726,126	$19,446,285
Dividends and/or distributions reinvested	56,343	457,091	40,882	443,710
Redeemed	(495,956)	(4,009,015)	(1,031,254)	(11,017,237)
Net Increase	1,108,782	$6,531,256	735,754	$8,872,758

Class Y
Sold	63,750,301	$498,898,510	89,222,081	$1,020,574,628
Dividends and/or distributions reinvested	5,639,666	44,894,096	10,370,858	116,640,045
Redeemed	(71,877,260)	(570,132,592)	(101,423,091)	(1,150,924,236)
Net Increase	(2,487,293)	$(26,339,986)	(1,830,152)	$(13,709,563)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2016, were as follows:

	Purchases	Sales
Investment securities	$583,586,945	$712,461,164

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Fund’s effective management fee for the six months ended May 31, 2016 was 1.10% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2016	$308,323	$30,164	$60,713

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2016, the Manager reimbursed $581,739, $390,990, and $760,442 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 31, 2016:

Eligible Expense Recoupment Expiring:
November 30, 2016	$494,767
November 30, 2017	4,876,625
November 30, 2018	4,954,289
May 31, 2019	1,733,171

During the six months ended May 31, 2016, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

9. Borrowing Agreement (Continued)

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2016, the Fund paid $362,201 in borrowing fees. The Fund did not utilize the facility during the period ended May 31, 2016.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Fund	1/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	2/5/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	3/4/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	4/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	5/6/16	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

OPPENHEIMER STEELPATH MLP ALPHA FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Adviser	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP ALPHA FUND 43

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMER STEELPATH MLP ALPHA FUND 45

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OPPENHEIMER STEELPATH MLP ALPHA FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1387.001.0516 July 28, 2016

Semiannual Report 5/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer SteelPath MLP Income Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Distribution Sources	41
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	42
Trustees and Officers	43
Privacy Policy Notice	44

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	3.37%	-2.51%	1.93%	5.22%
1-Year	-19.10%	-23.76%	1.72%	-24.20%
5-Year	0.89%	-0.30%	11.67%	2.43%
Since Inception (3/31/10)	3.36%	2.37%	12.29%	6.48%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 3.37% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return gain of 5.22%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 1.93%.

Over the six-month reporting period ended May 31, 2016, the MLP sector outperformed the broader markets. While the depths of this energy cycle appear to be behind us, a recovery is far from complete. The supply-demand picture for both crude oil and natural gas has improved and suggest a resumption of growth lies ahead. Importantly for midstream investors, the call on U.S.-sourced volumes over the medium-term appears to have shifted higher. We believe this positive fundamental commodity picture, combined with midstream valuations that remain well below long-term averages, makes a compelling case for midstream investment.

The global energy markets remain in the process of rebalancing supply and demand. While shale-sourced supply still accounts for less than 10% of global crude oil volumes and less than 20% of global natural gas supply (from zero a decade ago), this source of newfound supply led to production growth that eclipsed the robust rate of demand increases. Further, the lower commodity prices necessary to discourage supply growth have the additional effect of further incentivizing demand growth. Demand growth is very important to midstream investors, as this is the keystone for throughput growth.

Over the reporting period, approximately $11 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a similar pace as was raised over the six month reporting period ended May 31, 2015. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $49.10 per barrel, up 18% over the reporting period but 19% lower than the end of May 2015. Global crude prices, as measured by Brent crude oil, traded 11% higher over the reporting period. The crude oil price improvement appears

OPPENHEIMER STEELPATH MLP INCOME FUND 3

linked to the continued moderation in U.S. crude production, unexpected global supply outages in Canada and Nigeria, and healthy demand growth. Brent and WTI exited the period near parity, which is the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium that has generally existed since 2009.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (“mmbtu”), reflecting little change over the reporting period and 10% higher than May 2015. Natural gas has been a recurring victim of low prices. First, low pricing relative to crude oil and natural gas liquids (“NGL”) pushed incremental capital spending away from dry gas basins. Then, as productivity in the remaining basins improved, increased gas production from liquids plays (“associated gas”) further dampened pricing. As a result, the natural gas-focused rig count, now at just 87 rigs, has seen multiple meaningful declines since its peak in 2008 at 1,609. Importantly, the latest round of natural gas-focused rig count reductions appear to come at a time when multiple supply-demand points are aligning in a manner that is positive for pricing, most notably that natural gas usage as a heating and electric generation fuel is increasing, as associated gas volumes are set to decline, and as increased exports become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu NGL prices ended the reporting period at $20.86 per barrel, a 10% increase over the reporting period and a 1% rise from the end of May 2015. Natural gasoline was the only NGL purity product to end the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the period at $0.31 per gallon, up 16% over the reporting period and 21% higher than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 1.85%. The MLP yield spread at period-end, as measured by the AMZX and the 10-year Treasury bond, narrowed by 38 basis points to 5.81%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 8.02% (as measured by the Dow Jones Equity All REIT Total Return Index) and 19.08% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZX’s 5.22% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, increased over the period but remains below the ten-year average.

4 OPPENHEIMER STEELPATH MLP INCOME FUND

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by stable demand conditions despite a warm winter and some market participant expectations that lower propane prices may strengthen demand. The natural gas pipeline group followed as investors continued to express preference for long-haul natural gas pipelines, particularly those backed by utility demand pull.

Those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback has forced the elimination of distributions and multiple bankruptcy filings.

FUND REVIEW

Key contributors to the Fund’s performance were NuStar Energy LP (NS) and ONEOK Partners LP (OKS).

NuStar units contributed positively to the portfolio during the period as the partnership continued to deliver robust financial results despite commodity prices, thanks to a strong portfolio of contractual agreements. Investor comfort with the partnership’s cash flow generation ability and attractive yield likely contributed to the outperformance during the period.

OKS units performed well over the period, benefiting from processing margin improvements and after aggressively converting much of its commodity-exposed contracts to a fee-based business. Sentiment also improved among market participants regarding forward-looking ethane recoveries, which is expected to provide as much as $200 million of incremental cash flow to OKS as of the reporting period’s end.

Key detractors from the Fund’s performance were Teekay LNG Partners LP (TGP) and Enbridge Energy Partners LP (EEP).

TGP units experienced declines during the reporting period after announcing an unexpected distribution reduction. TGP’s decision to change its dividend payout philosophy was unexpected as the company’s operating performance has continued to be very resilient. Operating risk was low as most of the vessels in its portfolio were under long-term commitments, and near-term commitments for funding appeared reasonable. In fact, management affirmed its positive operating outlook. Instead, management chose to prioritize near-term capital spending over distributions to equity holders,

OPPENHEIMER STEELPATH MLP INCOME FUND 5

a change in corporate financial policy rather than an unexpected deterioration of operating performance.

EEP units detracted from performance over period on market uncertainty surrounding the trajectory of oil production levels in Canada and North Dakota. EEP’s natural gas business has also been challenged by low natural gas and NGL prices and declining volumes. Despite these headwinds, EEP benefits from a large network of crude oil pipelines in the U.S. and Canada, most of which benefit from strong contractual cash flow regardless of commodity prices or throughput volumes. Further, EEP’s sponsor, Enbridge Inc. (ENB), remains a supportive sponsor and continues to reaffirm its intent to provide financial assistance and strategic backing.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place for a portion of the reporting period, but did not have one in place at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the bottom of this energy market down-cycle now lies in the past. And while the rate of midstream growth has likely moderated, we believe substantial growth remains. Further, we believe current market valuations underestimate the potential for business growth going forward. As a result, we believe the asset class offers attractive total return potential comprised of the potential for price appreciation as well as a stable or growing distribution stream.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	7.46%
NuStar Energy LP	7.20%
Enbridge Energy Partners LP	6.06%
Buckeye Partners LP	5.26%
EnLink Midstream Partners LP	4.87%
TC Pipelines LP	4.77%
Targa Resources Corp.	4.68%
ONEOK Partners LP	3.90%
DCP Midstream Partners LP	3.60%
NGL Energy Partners LP	3.46%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and based on the total value of investments.

OPPENHEIMER STEELPATH MLP INCOME FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	3.37%	-19.10%	0.89%	3.36%
Class C (MLPRX)	6/10/11	2.95%	-19.71%	N/A	0.44%
Class I (OSPMX)	6/28/13	3.44%	-18.88%	N/A	-4.12%
Class Y (MLPZX)	3/31/10	3.44%	-18.92%	1.12%	3.59%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-2.51%	-23.76%	-0.30%	2.37%
Class C (MLPRX)	6/10/11	1.98%	-20.43%	N/A	0.44%
Class I (OSPMX)	6/28/13	3.44%	-18.88%	N/A	-4.12%
Class Y (MLPZX)	3/31/10	3.44%	-18.92%	1.12%	3.59%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

8 OPPENHEIMER STEELPATH MLP INCOME FUND

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read the prospectus and summary prospectus carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP INCOME FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016
CLASS A	$ 1,000.00	$ 1,033.70	$ 7.10
CLASS C	1,000.00	1,029.50	10.90
CLASS I	1,000.00	1,034.40	5.46
CLASS Y	1,000.00	1,034.40	5.83

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,018.01	7.05
CLASS C	1,000.00	1,014.26	10.82
CLASS I	1,000.00	1,019.63	5.42
CLASS Y	1,000.00	1,019.26	5.79

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios*
CLASS A	1.40%
CLASS C	2.15
CLASS I	1.07
CLASS Y	1.15

*	For the 6-month period ended May 31 2016, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP INCOME FUND 11

STATEMENT OF INVESTMENTS May 31, 2016 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 82.5%
Diversified — 7.3%
ONEOK Partners LP	3,466,246	$131,544,035
Williams Partners LP	3,619,465	115,533,323
Total Diversified		247,077,358

Gathering/Processing — 19.7%
American Midstream Partners LP [1]	3,488,930	42,913,839
Archrock Partners LP [1]	5,192,554	74,097,746
Crestwood Equity Partners LP [1]	3,776,951	81,506,603
CSI Compressco LP [1]	1,958,585	17,999,396
DCP Midstream Partners LP	3,622,456	121,460,950
EnLink Midstream Partners LP	10,446,944	164,434,898
Midcoast Energy Partners LP [1]	3,100,729	25,270,941
Southcross Energy Partners LP	1,713,278	3,803,477
Summit Midstream Partners LP [1]	3,517,250	73,651,215
USA Compression Partners LP [1]	3,579,769	54,484,084
Western Gas Partners LP	100,000	4,983,000
Total Gathering/Processing		664,606,149

Marine — 4.0%
GasLog Partners LP	499,041	10,140,513
Golar LNG Partners LP	1,845,841	31,397,756
Hoegh LNG Partners LP	488,242	8,734,649
KNOT Offshore Partners LP [1]	1,053,652	19,513,635
Teekay LNG Partners LP [1]	4,277,556	59,757,457
Teekay Offshore Partners LP	772,279	4,873,081
Total Marine		134,417,091

Description	Shares	Value
Natural Gas Pipelines — 12.9%
CrossAmerica Partners LP	972,700	$22,372,100
Energy Transfer Partners LP	6,943,236	251,761,727
TC Pipelines LP	2,916,821	161,096,024
Total Natural Gas Pipelines		435,229,851

Petroleum Transportation — 33.5%
Arc Logistics Partners LP [1]	1,846,477	21,603,781
Buckeye Partners LP	2,467,808	177,484,751
Enbridge Energy Partners LP	9,408,828	204,547,921
Genesis Energy LP	400,000	15,068,000
Global Partners LP [1]	1,818,315	24,165,406
Holly Energy Partners LP	2,322,214	77,004,616
Martin Midstream Partners LP [1]	3,573,563	79,082,949
NGL Energy Partners LP [1]	7,766,872	116,658,418
NuStar Energy LP [1]	4,940,776	242,937,956
Plains All American Pipeline LP	1,871,555	43,289,067
Sprague Resources LP [1]	1,530,958	36,666,444
Sunoco LP	2,559,037	84,883,257
USD Partners LP	700,975	7,304,160
Total Petroleum Transportation		1,130,696,726

Propane — 5.1%
Amerigas Partners LP	775,336	35,572,416
Ferrellgas Partners LP	3,126,970	62,195,433
Suburban Propane Partners LP	2,154,592	74,462,700
Total Propane		172,230,549

Total Master Limited Partnership Shares
(identified cost $3,003,502,372)		2,784,257,724

12 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Private Investment in Public Equity — 1.3%
Petroleum Transportation — 1.3%
Sunoco LP PIPE Units	1,315,789	$43,644,721

Total Private Investment in Public Equity
(identified cost $37,499,986)		43,644,721

Common Stocks — 6.0%
Gathering/Processing — 4.7%
Targa Resources Corp.	3,689,310	158,013,147

Petroleum Transportation — 1.3%
Enbridge Energy Management LLC [2]	2,063,165	45,100,795

Total Common Stocks
(identified cost $130,139,243)		203,113,942

Preferred Stocks — 1.3%
Marine — 0.4%
Teekay Offshore Partners, 7.25%	716,185	13,371,174

Petroleum Transportation — 0.9%
GPM Petroleum LP, 10.27%	1,500,000	29,565,000

Total Preferred Stocks
(identified cost $47,904,625)		42,936,174

Description	Shares	Value
Short-Term Investment — 1.3%
Money Market — 1.3%
Fidelity Treasury Portfolio, Institutional Class , 0.176% [3]	43,266,345	$43,266,345

Total Short-Term Investment
(identified cost $43,266,345)		43,266,345

Total Investments — 92.4%
(identified cost $3,262,312,571)		3,117,218,906
Other Assets In Excess of Liabilities — 7.6%		256,899,145
Net Assets — 100.0%		$3,374,118,051

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares May 31, 2016
American Midstream Partners LP	2,958,930	530,000	—	3,488,930
Archrock Partners LP	5,163,704	28,850	—	5,192,554
Arc Logistic Partners LP	1,846,477	—	—	1,846,477
Crestwood Equity Partners LP	3,358,453	2,656,518	2,238,020	3,776,951
CrossAmerica Partners LP [i]	1,545,416	972,700	1,545,416	972,700
CSI Compressco LP	1,708,611	249,974	—	1,958,585
Global Partners LP	1,955,665	—	137,350	1,818,315
KNOT Offshore Partners LP	1,053,652	—	—	1,053,652
Martin Midstream Partners LP	3,523,563	50,000	—	3,573,563
Midcoast Energy Partners LP	3,100,729	—-	—	3,100,729
NGL Energy Partners LP	3,177,844	4,589,028	—	7,766,872
Nustar Energy LP	5,365,811	—	425,035	4,940,776
Southcross Energy Partners LP [i]	1,713,278	—	—	1,713,278
Sprague Resources LP	1,530,958	—	—	1,530,958
Summit Midstream Partners LP	2,004,405	1,512,845	—	3,517,250
Teekay LNG Partners LP	5,912,154	—	1,634,598	4,277,556
USA Compression Partners LP	3,429,769	150,000	—	3,579,769
USD Partners LP [i]	700,975	—	—	700,975

	Value	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	$42,913,839	$2,742,403	$—
Archrock Partners LP	74,097,746	4,428,945	—
Arc Logistic Partners LP	21,603,781	1,624,900	—
Crestwood Equity Partners LP	81,506,603	6,495,690	(135,534,998)
CrossAmerica Partners LP [i]	22,372,100	551,313	5,162,451
CSI Compressco LP	17,999,396	1,327,751	—
Global Partners LP	24,165,406	1,681,941	(2,810,613)
KNOT Offshore Partners LP	19,513,635	1,095,798	—
Martin Midstream Partners LP	79,082,949	5,725,790	—
Midcoast Energy Partners LP	25,270,941	2,217,021	—
NGL Energy Partners LP	116,658,417	4,947,500	—
Nustar Energy LP	242,937,956	10,820,299	(9,293,678)
Southcross Energy Partners LP [i]	3,803,477	—	—
Sprague Resources LP	36,666,444	1,607,506	—
Summit Midstream Partners LP	73,651,215	3,013,952	—
Teekay LNG Partners LP	59,757,457	1,197,716	(42,617,000)
USA Compression Partners LP	54,484,084	3,601,257	—
USD Partners LP [i]	7,304,160	425,842	—

i.	An affiliate as of November 30, 2015. Is not an affiliate as of May 31, 2016.

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

2.	Non-income producing.
3.	Variable rate security; the coupon rate represents the rate at May 31, 2016.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF ASSETS AND LIABILITIES May 31, 2016 / Unaudited

Assets
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies ($2,059,037,147)	$2,139,604,877
Affiliated companies ($1,203,275,424)	977,614,029
3,117,218,906
Deferred tax asset, net	262,901,420
Receivable for beneficial interest sold	15,111,125
Dividends receivable	1,081,819
Prepaid expenses	472,621
Total assets	3,396,785,891

Liabilities:
Payable for investments purchased	14,352,692
Payable for beneficial interest redeemed	3,338,872
Payable to Manager	2,296,314
Payable for distribution and service plan fees	1,213,604
Transfer agent fees payable	601,762
Trustees' fees payable	56,954
Borrowing expense payable	19,838
Other liabilities	787,804
Total liabilities	22,667,840

Net Assets	$3,374,118,051

Composition of Net Assets
Par value of shares of beneficial interest	$446,108
Paid-in capital	3,823,514,435
Undistributed net investment loss, net of deferred taxes	(108,058,589)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(506,468,957)
Net unrealized appreciation on investments, net of deferred taxes	164,685,054
Net Assets	$3,374,118,051

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.64
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.11
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.33
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.80
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.78

Net Assets:
Class A shares	$1,523,864,705
Class C shares	1,109,418,284
Class I shares	267,674
Class Y shares	740,567,388
Total Net Assets	$3,374,118,051

Shares Outstanding:
Class A shares	199,520,985
Class C shares	151,403,579
Class I shares	34,297
Class Y shares	95,148,646
Total Shares Outstanding	446,107,507

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2016 / Unaudited

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$79,016,601
Affiliated Master Limited Partnerships	51,449,347
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(79,016,601)
Affiliated Master Limited Partnerships	(51,449,347)
Dividend income	6,997,007
Total investment income	6,997,007

Expenses
Management fees	12,289,373
Distribution and service plan fees
Class A	1,429,168
Class C	4,412,069
Transfer agent fees
Class A	1,257,667
Class C	970,655
Class I	31
Class Y	618,432
Borrowing fees	326,197
Administrative fees	308,688
Tax expense	288,487
Custody fees	130,028
Legal, auditing, and other professional fees	96,882
Trustees' fees	54,096
Registration fees	44,853
Other	27,543
Total expenses, before waivers and deferred taxes	22,254,169
Less expense waivers	(1,565,303)
Net expenses, before deferred taxes	20,688,866

Net investment loss, before deferred taxes	(13,691,859)
Deferred tax expense	(1,217,351)
Net investment loss, net of deferred taxes	(14,909,210)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Losses
Investments from:
Unaffiliated companies	(343,825,698)
Affiliated companies	(190,256,289)
Deferred tax expense	(55,452,871)
Net realized losses, net of deferred taxes	(589,534,858)
Net Change in Unrealized Appreciation
Investments	659,044,836
Deferred tax benefit	68,427,562
Net change in unrealized appreciation, net of deferred taxes	727,472,398

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	137,352,272
Change in net assets resulting from operations	$123,028,330

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31,2016 (Unaudited)	For the Year Ended November 30, 2015
Operations
Net investment loss, net of deferred taxes	$(14,909,210)	$(34,920,062)
Net realized gains/(losses) on investments, net of deferred taxes	(589,534,858)	40,061,596
Net change in unrealized appreciation/(depreciation), net of deferred taxes	727,472,398	(1,053,087,938)
Change in net assets resulting from operations	123,028,330	(1,047,946,404)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(57,434,541)	(143,148,149)
Class C shares	(46,064,502)	(119,784,470)
Class I shares	(10,401)	(17,578)
Class Y shares	(27,752,172)	(68,347,631)
Change in net assets resulting from distributions to shareholders	(131,261,616)	(331,297,828)

Beneficial Interest Transactions
Class A shares	162,321,553	(165,789,024)
Class C shares	33,032,854	(109,079,027)
Class I shares	27,125	(15,061)
Class Y shares	55,480,296	(25,064,755)
Change in net assets resulting from beneficial interest transactions	250,861,828	(299,947,867)
Change in net assets	242,628,542	(1,679,192,099)

Net Assets
Beginning of period	3,131,489,509	4,810,681,608
End of period	$3,374,118,051	$3,131,489,509

Undistributed net investment loss, net of deferred taxes	$(107,473,321)	$(93,149,379)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 19

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.78	$11.01	$10.86	$9.83	$10.14	$10.83
Income/(loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.09)	(0.09)	(0.09)	(0.09)
Return of capital[1]	0.20	0.48	0.48	0.49	0.48	0.47
Net realized and unrealized gains/(losses)	0.08	(2.87)	0.54	1.41	0.08	(0.24)
Total from investment operations	0.25	(2.45)	0.93	1.81	0.47	0.14
Distributions to shareholders:
Return of capital	(0.39)	(0.78)	(0.78)	(0.78)	(0.70)	(0.83)
Income	—	—	—	—	(0.08)	—
Total distributions to shareholders	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.83)
Net asset value, end of period	$7.64	$7.78	$11.01	$10.86	$9.83	$10.14

Total Return, at Net Asset Value [2]	3.37%	(23.32%)	8.66%	18.79%	4.61%	1.27%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,523,865	$1,355,597	$2,116,790	$1,452,182	$333,544	$172,056
Ratio of Expenses to Average Net Assets:[3]
Before (waivers) and deferred tax expense/(benefit)	1.52%	1.49%	1.50%	1.42%	1.51%	1.62%
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.16%)	(0.27%)
Net of (waivers) and before deferred tax expense/(benefit)	1.40%[4]	1.38%[4]	1.38%[4]	1.35%[5]	1.35%	1.35%
Deferred tax expense/(benefit)[6,7]	(0.91%)	(12.85%)	4.38%	6.97%	2.02%	(0.77%)
Total expense/(benefit)	0.49%	(11.47%)	5.76%	8.32%	3.37%	0.58%

Ratio of Investment Loss to Average Net Assets:[3]
Before (waivers) and deferred tax benefit/(expense)	(0.85%)	(1.22%)	(1.41%)	(1.32%)	(1.51%)	(1.61%)
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.16%)	(0.27%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.73%)	(1.11%)	(1.29%)	(1.25%)	(1.35%)	(1.34%)
Deferred tax benefit/(expense)[7,8]	(0.09%)	0.54%	0.56%	0.45%	0.47%	0.50%
Net investment loss	(0.82%)	(0.57%)	(0.73%)	(0.80%)	(0.88%)	(0.84%)

Portfolio turnover rate	16%	18%	14%	4%	29%	24%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Per share amounts calculated based on average shares outstanding during the period.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Annualized for less than full period.
4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.35%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.51	$10.73	$10.68	$9.75	$10.13	$10.66
Income/(loss) from investment operations:
Net investment loss[2]	(0.06)	(0.15)	(0.17)	(0.14)	(0.13)	(0.06)
Return of capital[2]	0.20	0.48	0.48	0.50	0.51	0.26
Net realized and unrealized gains/(losses)	0.07	(2.77)	0.52	1.35	0.02	(0.34)
Total from investment operations	0.21	(2.44)	0.83	1.71	0.40	(0.14)
Distributions to shareholders:
Return of capital	(0.39)	(0.78)	(0.78)	(0.78)	(0.70)	(0.39)
Income	—	—	—	—	(0.08)	—
Total distributions to shareholders	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.39)
Net asset value, end of period	$7.33	$7.51	$10.73	$10.68	$9.75	$10.13

Total Return, at Net Asset Value [3]	2.95%	(23.85%)	7.84%	17.88%	3.89%	(1.31%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,109,418	$1,096,028	$1,701,552	$869,041	$36,764	$2,826
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	2.27%	2.24%	2.25%	2.18%	2.37%	4.44%
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense/(benefit)	2.15%[5]	2.13%[5]	2.13%[5]	2.11%[6]	2.10%	2.10%
Deferred tax expense/(benefit)[7,8]	(0.91%)	(12.85%)	4.38%	5.39%	1.78%	(1.31%)
Total expense/(benefit)	1.24%	(10.72%)	6.51%	7.50%	3.88%	0.79%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(2.06%)	(2.21%)	(2.21%)	(2.08%)	(2.37%)	(4.44%)
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.27%)	(2.34%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.94%)	(2.10%)	(2.09%)	(2.01%)	(2.10%)	(2.10%)
Deferred tax benefit/(expense)[8,9]	(0.09%)	0.54%	0.56%	0.73%	0.75%	0.79%
Net investment loss	(2.03%)	(1.56%)	(1.53%)	(1.28%)	(1.35%)	(1.31%)

Portfolio turnover rate	16%	18%	14%	4%	29%	24%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 10, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.10%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.93	$11.17	$10.97	$11.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.01)	(0.03)	0.01	(0.03)
Return of capital[3]	0.20	0.48	0.48	0.22
Net realized and unrealized gains/(losses)	0.07	(2.91)	0.49	0.02
Total from investment operations	0.26	(2.46)	0.98	0.21
Distributions to shareholders:
Return of capital	(0.39)	(0.78)	(0.78)	(0.39)
Net asset value, end of period	$7.80	$7.93	$11.17	$10.97

Total Return, at Net Asset Value [4]	3.44%	(23.06%)	9.04%	1.90%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$268	$235	$331	$113
Ratio of Expenses to Average Net Assets:[5]
Before deferred tax expense/(benefit)	1.07%[6]	1.05%[6]	1.05%[6]	1.16%[7]
Deferred tax expense/(benefit)[8,9]	(0.91%)	(12.85%)	4.38%	2.23%
Total expense/(benefit)	0.16%	(11.80%)	5.43%	3.39%

Ratio of Investment Loss to Average Net Assets:[5]
Before deferred tax benefit/(expense)	(0.31%)	(0.88%)	(0.45%)	(1.05%)
Deferred tax benefit/(expense)[9,10]	(0.09%)	0.54%	0.56%	0.37%
Net investment income/(loss)	(0.40%)	(0.34%)	0.11%	(0.68%)

Portfolio turnover rate	16%	18%	14%	4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.02%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.14%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.91	$11.15	$10.97	$9.89	$10.17	$10.84
Income/(loss) from investment operations:
Net investment loss[2]	(0.02)	(0.02)	(0.04)	(0.07)	(0.07)	(0.08)
Return of capital[2]	0.20	0.48	0.48	0.49	0.49	0.47
Net realized and unrealized gains/(losses)	0.08	(2.92)	0.52	1.44	0.08	(0.23)
Total from investment operations	0.26	(2.46)	0.96	1.86	0.50	0.16
Distributions to shareholders:
Return of capital	(0.39)	(0.78)	(0.78)	(0.78)	(0.70)	(0.83)
Income	—	—	—	—	(0.08)	—
Total distributions to shareholders	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.83)
Net asset value, end of period	$7.78	$7.91	$11.15	$10.97	$9.89	$10.17

Total Return, at Net Asset Value [3]	3.44%	(23.11%)	8.85%	19.19%	4.89%	1.46%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$740,567	$679,630	$992,009	$535,124	$134,481	$84,506
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	1.27%	1.24%	1.24%	1.18%	1.27%	1.37%
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.17%)	(0.27%)
Net of (waivers) and before deferred tax expense/(benefit)	1.15%[5]	1.13%[5]	1.12%[5]	1.11%[6]	1.10%	1.10%
Deferred tax expense/(benefit)[7,8]	(0.91%)	(12.85%)	4.38%	6.68%	2.10%	(0.65%)
Total expense/(benefit)	0.24%	(11.72%)	5.50%	7.79%	3.20%	0.45%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(0.49%)	(0.81%)	(1.01%)	(1.08%)	(1.27%)	(1.37%)
Expense (waivers)	(0.12%)	(0.11%)	(0.12%)	(0.07%)	(0.17%)	(0.27%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.37%)	(0.70%)	(0.89%)	(1.01%)	(1.10%)	(1.10%)
Deferred tax benefit/(expense)[8,9]	(0.09%)	0.54%	0.56%	0.37%	0.38%	0.41%
Net investment loss	(0.46%)	(0.16%)	(0.33%)	(0.64%)	(0.72%)	(0.69%)

Portfolio turnover rate	16%	18%	14%	4%	29%	24%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective as of January 25, 2016, the Fund is open to new investors, subject to the terms described in the Prospectus dated March 28, 2016, as supplemented. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

24 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed monthly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2017. For the six months ended May 31, 2016, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

OPPENHEIMER STEELPATH MLP INCOME FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.8 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 31, 2016:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$(11,182,289)
State	(575,051)
Total deferred tax expense	$(11,757,340)

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of staturory income tax rate	$38,944,112	(35.00%)
State income taxes net of federal benefit	2,002,877	(1.80%)
Effect of permanent & temporary differences	(203,517)	0.18%
Change in valuation allowance	(52,500,812)	47.18%
Total income tax expense (benefit)	$(11,757,340)	10.57%

For the period ended May 31, 2016 the Fund’s effective tax rate of 10.57% (net benefit) differed from the combined federal and state statutory tax rate of 36.80% (net expense) mainly due to the change in unrealized depreciation.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At May 31, 2016, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2016 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$268,037,932
Capital loss carryforward (tax basis)	158,521,665
Total deferred tax asset	426,559,597

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(163,658,177)
Total deferred tax liability	(163,658,177)

Total net deferred tax asset/(liability)	$(262,901,420)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2016, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2016, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	244,630,305
11/30/2036	264,505,034
Total	$728,361,950

At May 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$430,765,394
Total	$430,765,394

At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,696,023,314
Gross Unrealized Appreciation	$742,287,607
Gross Unrealized Depreciation	(321,092,015)
Net Unrealized Appreciation (Depreciation) on Investments	$421,195,592

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2016 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,784,257,724	$—	$—	$2,784,257,724
Public Investment in Private Partnership*	—	43,644,721	—	43,644,721
Common Stocks*	203,113,942	—	—	203,113,942
Preferred Stocks*	13,371,174	29,565,000	—	42,936,174
Short Term Investment	43,266,345	—	—	43,266,345
Total Assets	$3,044,009,185	$73,209,721	$—	$3,117,218,906

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 31, 2016.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	54,225,032	$345,941,519	35,380,577	$348,141,668
Dividends and/or distributions reinvested	7,952,919	49,955,572	13,058,047	123,846,156
Redeemed	(36,879,938)	(233,575,538)	(66,506,535)	(637,776,847)
Net Increase/(decrease)	25,298,013	$162,321,553	(18,067,911)	$(165,789,023)

Class C
Sold	21,129,283	$128,797,361	15,795,255	$153,334,034
Dividends and/or distributions reinvested	7,229,257	43,605,213	12,311,750	113,080,215
Redeemed	(22,930,009)	(139,369,720)	(40,704,320)	(375,493,276)
Net Increase/(decrease)	5,428,531	$33,032,854	(12,597,315)	$(109,079,027)

Class I
Sold	3,676	$20,621	19,560	$183,775
Dividends and/or distributions reinvested	1,578	10,104	1,788	16,866
Redeemed	(564)	(3,600)	(21,409)	(215,702)
Net Increase/(decrease)	4,690	$27,125	(61)	$(15,061)

Class Y
Sold	35,074,918	$222,077,308	36,697,084	$358,015,219
Dividends and/or distributions reinvested	4,273,730	27,324,043	7,008,979	67,280,120
Redeemed	(30,097,136)	(193,921,055)	(46,759,236)	(450,360,093)
Net Increase/(decrease)	9,251,512	$55,480,296	(3,053,173)	$(25,064,754)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2016, were as follows:

	Purchases	Sales
Investment securities	$606,494,050	$395,068,692

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Fund’s effective management fee for the six months ended May 31, 2016 was 0.95% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER STEELPATH MLP INCOME FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2016	$1,090,406	$20,223	$41,583

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and

38 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the six months ended May 31, 2016, the Manager reimbursed $691,802, $533,373, and $340,128 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board of Trustees.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 31, 2016:

Eligible Expense Recoupment Expiring:
November 30, 2016	1,006,421
November 30, 2017	4,687,900
November 30, 2018	4,433,066
May 31, 2016	1,565,303

During the six months ended May 31, 2016, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any,

OPPENHEIMER STEELPATH MLP INCOME FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

9. Borrowing Agreement (Continued)

is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended May 31, 2016, the Fund paid $326,197 in borrowing fees. The Fund did not utilize the facility during the period ended May 31, 2016.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40 OPPENHEIMER STEELPATH MLP INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Income Fund	1/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	2/5/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	3/4/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	4/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	5/6/16	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP INCOME FUND 41

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER STEELPATH MLP INCOME FUND

OPPENHEIMER STEELPATH MLP INCOME FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Adviser	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

OPPENHEIMER STEELPATH MLP INCOME FUND 43

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

44 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

OPPENHEIMER STEELPATH MLP INCOME FUND 45

PRIVACY POLICY NOTICE (Continued)

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

46 OPPENHEIMER STEELPATH MLP INCOME FUND

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OPPENHEIMER STEELPATH MLP INCOME FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1390.001.0516 July 28, 2016

Semiannual Report 5/31/2016

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
SteelPath MLP Alpha Plus Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	23
Distribution Sources	40
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	41
Trustees and Officers	42
Privacy Policy Notice	43

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	1.45%	-4.44%	1.93%	5.22%
1-Year	-30.21%	-34.22%	1.72%	-24.20%
Since Inception (2/6/12)	0.17%	-1.20%	13.27%	-0.05%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

The Fund's Class A shares (without sales charge) produced a total return of 1.45% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return gain of 5.22%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund's returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 1.93%.

Over the six-month reporting period ended May 31, 2016, the MLP sector outperformed the broader markets. While the depths of this energy cycle appear to be behind us, a recovery is far from complete. The supply-demand picture for both crude oil and natural gas has improved and suggest a resumption of growth lies ahead. Importantly for midstream investors, the call on U.S.-sourced volumes over the medium-term appears to have shifted higher. We believe this positive fundamental commodity picture, combined with midstream valuations that remain well below long-term averages, makes a compelling case for midstream investment.

The global energy markets remain in the process of rebalancing supply and demand. While shale-sourced supply still accounts for less than 10% of global crude oil volumes and less than 20% of global natural gas supply (from zero a decade ago), this source of newfound supply led to production growth that eclipsed the robust rate of demand increases. Further, the lower commodity prices necessary to discourage supply growth have the additional effect of further incentivizing demand growth. Demand growth is very important to midstream investors, as this is the keystone for throughput growth.

Over the reporting period, approximately $11 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a similar pace as was raised over the six month reporting period ended May 31, 2015. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $49.10 per barrel, up 18% over the reporting period but 19% lower than the end of May 2015. Global crude prices, as measured by Brent crude oil, traded 11% higher over the reporting period. The crude oil price improvement appears

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

linked to the continued moderation in U.S. crude production, unexpected global supply outages in Canada and Nigeria, and healthy demand growth. Brent and WTI exited the period near parity, which is the historic norm. However, this reversion represents a departure from the $8 to $9 per barrel Brent premium that has generally existed since 2009.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (“mmbtu”), reflecting little change over the reporting period and 10% higher than May 2015. Natural gas has been a recurring victim of low prices. First, low pricing relative to crude oil and natural gas liquids (“NGL”) pushed incremental capital spending away from dry gas basins. Then, as productivity in the remaining basins improved, increased gas production from liquids plays (“associated gas”) further dampened pricing. As a result, the natural gas-focused rig count, now at just 87 rigs, has seen multiple meaningful declines since its peak in 2008 at 1,609. Importantly, the latest round of natural gas-focused rig count reductions appear to come at a time when multiple supply-demand points are aligning in a manner that is positive for pricing, most notably that natural gas usage as a heating and electric generation fuel is increasing, as associated gas volumes are set to decline, and as increased exports become a reality via both liquefied natural gas and new pipelines to Mexico.

Mont Belvieu NGL prices ended the reporting period at $20.86 per barrel, a 10% increase over the reporting period and a 1% rise from the end of May 2015. Natural gasoline was the only NGL purity product to end the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the period at $0.31 per gallon, up 16% over the reporting period and 21% higher than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 1.85%. The MLP yield spread at period-end, as measured by the AMZX and the 10-year Treasury bond, narrowed by 38 basis points to 5.81%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 8.02% (as measured by the Dow Jones Equity All REIT Total Return Index) and 19.08% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZX’s 5.22% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, increased over the period but remains below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by stable demand

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

conditions despite a warm winter and some market participant expectations that lower propane prices may strengthen demand. The natural gas pipeline group followed as investors continued to express preference for long-haul natural gas pipelines, particularly those backed by utility demand pull.

Those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback has forced the elimination of distributions and multiple bankruptcy filings.

FUND REVIEW

Key contributors to the Fund’s performance were Tallgrass Energy GP, LP (TEGP) and Magellan Midstream Partners, LP (MMP).

TEGP units performed positively over the period as the general partner’s underlying operating partnership, Tallgrass Energy Partners (TEP), was able to reaffirm annual distribution growth guidance of at least 20% for 2015 through 2017. Also, during the period, the partnership’s sponsor announced an agreement to acquire additional interests in the Rockies Express Pipeline, which aids longer-term growth prospects. Notably, TEGP’s board approved a $100 million buyback program of TEP or TEGP units.

MMP units contributed positively to performance over the period as heightened energy market anxiety generally benefited those with lower risk assets. During the reporting period, MMP reaffirmed its ability to grow its distribution by 10% during 2016 and at least 8% for 2017, while maintaining distribution coverage of at least 1.2x. MMP carries low leverage and an investment grade credit rating that provides management significant flexibility in meeting its growth capital funding needs.

Key detractors from the Fund’s performance were Energy Transfer Equity LP (ETE) and The Williams Companies (WMB).

Both ETE and WMB units detracted over the reporting period as energy market anxiety generally resulted in severe price corrections for those with higher perceived risk. Investor concern over the planned merger of ETE and WMB persisted. Note: after the reporting period ended, a judge ruled that ETE’s attorneys could not in good faith provide an opinion that the ETE-WMB merger would be tax free, and therefore that ETE was contractually entitled to terminate the merger agreement between the two companies. As such, ETE terminated the merger on June 29, 2016. WMB has appealed the judge’s ruling and intends

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

“to seek, among other remedies, monetary damages from ETE for its breaches.”

Separately, the Fund also obtains leverage through borrowing, which did not produce a significant impact to its performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place throughout the entire reporting period. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the bottom of this energy market down-cycle now lies in the past. And while the rate of midstream growth has likely moderated, we believe substantial growth remains. Further, we believe current market valuations underestimate the potential for business growth going forward. As a result, we believe the asset class offers attractive total return potential comprised of the potential for price appreciation as well as a stable or growing distribution stream.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Sunoco Logistics Partners LP	9.90%
Enterprise Products Partners LP	9.68%
TC Pipelines LP	9.31%
Magellan Midstream Partners LP	9.28%
Energy Transfer Partners LP	8.87%
MPLX LP	7.06%
Tallgrass Energy GP LP	6.65%
Energy Transfer Equity LP	5.77%
Buckeye Partners LP	4.94%
Williams Partners LP	4.62%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and based on the total value of investments.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPLX)	2/6/12	1.45%	-30.21%	0.17%
Class C (MLPMX)	5/22/12	1.10%	-30.75%	0.41%
Class I (OSPPX)	6/28/13	1.82%	-29.84%	-7.11%
Class Y (MLPNX)	12/30/11	1.69%	-30.04%	0.76%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPLX)	2/6/12	-4.44%	-34.22%	-1.20%
Class C (MLPMX)	5/22/12	0.13%	-31.39%	0.41%
Class I (OSPPX)	6/28/13	1.82%	-29.84%	-7.11%
Class Y (MLPNX)	12/30/11	1.69%	-30.04%	0.76%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See the Fund’s prospectus and summary prospectus for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index (AMZX). The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016
CLASS A	$ 1,000.00	$ 1,014.50	$ 12.66
CLASS C	1,000.00	1,011.00	16.40
CLASS I	1,000.00	1,018.20	10.47
CLASS Y	1,000.00	1,016.90	11.42

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,012.43	12.65
CLASS C	1,000.00	1,008.69	16.39
CLASS I	1,000.00	1,014.63	10.45
CLASS Y	1,000.00	1,013.67	11.41

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios*
CLASS A	2.51%
CLASS C	3.26
CLASS I	2.07
CLASS Y	2.26

*	For the 6-month period ended May 31 2016, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

STATEMENT OF INVESTMENTS May 31, 2016 / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 106.5%
Diversified — 16.6%
Enterprise Products Partners LP [1]	830,904	$23,065,895
Westlake Chemical Partners LP [1]	242,087	5,565,580
Williams Partners LP [1]	344,725	11,003,622
Total Diversified		39,635,097

Gathering/Processing — 2.4%
Western Gas Partners LP [1]	113,390	5,650,224

Natural Gas Pipelines — 36.7%
Energy Transfer Equity LP [1]	1,087,055	13,740,375
Energy Transfer Partners LP [1]	582,782	21,131,675
EQT Midstream Partners LP [1]	120,360	9,071,533
Tallgrass Energy GP LP [1]	659,200	15,847,168
Tallgrass Energy Partners LP [1]	121,640	5,505,426
TC Pipelines LP [1]	401,641	22,182,633
Total Natural Gas Pipelines		87,478,810

Description	Shares	Value
Petroleum Transportation — 50.8%
Buckeye Partners LP [1]	163,862	$11,784,955
Genesis Energy LP [1]	227,426	8,567,137
Magellan Midstream Partners LP [1]	315,577	22,106,169
MPLX LP [1]	527,164	16,816,532
NGL Energy Partners LP	177,141	2,660,658
NuStar Energy LP [1]	13,713	674,268
NuStar GP Holdings LLC [1]	217,985	5,456,165
Plains All American Pipeline LP [1]	378,500	8,754,705
Shell Midstream Partners LP [1]	230,107	7,766,111
Sunoco Logistics Partners LP [1]	859,811	23,601,812
Tesoro Logistics LP [1]	184,869	9,086,311
TransMontaigne Partners LP [1]	96,769	3,696,576
Total Petroleum Transportation		120,971,399

Total Master Limited Partnership Shares
(identified cost $256,897,597)		253,735,530

Common Stocks — 7.4%
Diversified — 3.2%
Williams Cos., Inc. [1]	342,351	7,586,498

Gathering/Processing — 4.2%
Targa Resources Corp. [1]	235,067	10,067,920

Total Common Stocks
(identified cost $26,982,530)		17,654,418

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Short-Term Investment — 0.5%
Money Market — 0.5%
Fidelity Treasury Portfolio, Institutional Class , 0.176% [2]	1,346,686	$1,346,686

Total Short-Term Investment
(identified cost $1,346,686)		1,346,686

Total Investments — 114.4%
(identified cost $285,226,813)		272,736,634
Liabilities In Excess of Other Assets — (14.4)%		(34,412,287)
Net Assets — 100.0%		$238,324,347

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1

As of May 31, 2016, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $134,156,871 as of May 31, 2016. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 9 of the Notes to Financial Statements for additional information.

2.	Variable rate security; the coupon rate represents the rate at May 31, 2016.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2016 / Unaudited

Assets:
Investments at value (cost $285,226,813) – see accompanying Statement of Investments:	$272,736,634
Deferred tax asset, net	19,039,938
Cash used for borrowing	4,972,613
Receivable for beneficial interest sold	837,967
Prepaid expenses	260,707
Dividends receivable	94
Total assets	297,847,953

Liabilities:
Payable on borrowing (See note 9)	58,000,000
Payable for investments purchased	609,422
Payable for beneficial interest redeemed	388,156
Payable to Manager	241,882
Payable for distribution and service plan fees	59,955
Interest expense payable	52,625
Transfer agent fees payable	42,503
Borrowing expense payable	11,810
Trustees' fees payable	5,742
Other liabilities	111,511
Total liabilities	59,523,606

Net Assets	$238,324,347

Composition of Net Assets
Par value of shares of beneficial interest	$30,918
Paid-in capital	318,597,151
Undistributed net investment loss, net of deferred taxes	(13,407,020)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(105,155,743)
Net unrealized appreciation on investments, net of deferred taxes	38,259,041
Net Assets	$238,324,347

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.72
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.19
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.47
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.86
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.83

Net Assets:
Class A shares	$109,228,846
Class C shares	47,710,735
Class I shares	437,985
Class Y shares	80,946,781
Total Net Assets	$238,324,347

Shares Outstanding:
Class A shares	14,143,691
Class C shares	6,383,642
Class I shares	55,745
Class Y shares	10,334,677
Total Shares Outstanding	30,917,755

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2016 / Unaudited

Investment Income
Distributions from Master Limited Partnerships	$8,649,798
Less return of capital on distributions from:	(8,649,798)
Dividend income	528,477
Total investment income	528,477

Expenses
Management fees	1,171,348
Distribution and service plan fees
Class A	104,076
Class C	171,096
Transfer agent fees
Class A	91,587
Class C	37,641
Class I	55
Class Y	76,525
Borrowing fees	265,164
Legal, auditing, and other professional fees	72,883
Registration fees	44,939
Administrative fees	27,489
Custody fees	27,265
Tax expense	13,846
Trustees' fees	9,150
Other	16,160
Net expenses, before interest expense from payable on borrowing and deferred taxes	2,129,224
Interest expense from payable on borrowing	265,011
Net expenses, before deferred taxes	2,394,235

Net investment loss, before deferred taxes	(1,865,758)
Deferred tax expense	(1,777,220)
Net investment loss, net of deferred taxes	(3,642,978)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Losses
Investments	(40,639,658)
Deferred tax expense	(42,109,763)
Net realized losses, net of deferred taxes	(82,749,421)
Net Change in Unrealized Appreciation
Investments	43,828,394
Deferred tax benefit	45,413,848
Net change in unrealized appreciation, net of deferred taxes	89,242,242

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	6,492,821
Change in net assets resulting from operations	$2,849,843

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2016 (Unaudited)	For the Year Ended November 30, 2015
Operations
Net investment loss, net of deferred taxes	$(3,642,978)	$(4,192,729)
Net realized losses on investments, net of deferred taxes	(82,749,421)	(24,119,353)
Net change in unrealized appreciation/(depreciation) on investments, net of deferred taxes	89,242,242	(93,860,483)
Change in net assets resulting from operations	2,849,843	(122,172,565)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(3,643,607)	(8,653,829)
Class C shares	(1,514,001)	(3,185,111)
Class I shares	(15,798)	(13,896)
Class Y shares	(2,912,456)	(6,682,154)
Change in net assets resulting from distributions to shareholders	(8,085,862)	(18,534,990)

Beneficial Interest Transactions
Class A shares	18,662,490	(59,826,567)
Class C shares	8,785,929	5,727,926
Class I shares	106,287	273,969
Class Y shares	(3,803,678)	21,075,913
Change in net assets resulting from beneficial interest transactions	23,751,028	(32,748,759)
Change in net assets	18,515,009	(173,456,314)

Net Assets
Beginning of period	219,809,338	393,265,652
End of period	$238,324,347	$219,809,338

Undistributed net investment loss, net of deferred taxes	$(13,407,020)	$(9,764,042)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2016 / Unaudited

Cash flows from operating activities
Net increase in net assets resulting from operations	$2,849,843
Non cash items included in operations:
Deferred income taxes	(1,526,865)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(93,408,891)
Sales of long-term portfolio investments	69,619,073
Sales of short-term portfolio investments, net	9,159,250
Distributions from Master Limited Partnerships	8,606,538
Decrease in prepaid expenses	136,870
Increase in cash collateral for borrowing	(4,972,613)
Increase in receivable for dividends	(45)
Increase in payable to Manager	11,858
Increase in payable for investments purchased	609,422
Decrease in payable for investments sold	43,037
Decrease in other liabilities	(3,451)
Increase in payable for distribution and service fees payable	7,435
Increase in transfer agent fees payable	2,065
Increase in trustees' fees payable	129
Increase in interest expense payable	40,917
Decrease in borrowing expense payable	(6,549)
Net realized loss on investments	40,639,658
Net change in accumulated unrealized appreciation on investments	(43,828,394)
Net cash used in operating activities	(12,020,713)

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	99,998,389
Payment of shares redeemed, net of payable for beneficial interest redeemed	(83,446,793)
Distributions paid to shareholders, net of reinvestments	(530,883)
Proceeds from borrowing	21,400,000
Payments on borrowing	(25,400,000)
Net cash provided by financing activities	12,020,713

Net change in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:

Cash paid on interest of $343,158.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $7,554,979.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.95	$12.95	$11.77	$9.93	$10.14
Income/(loss) from investment operations:
Net investment loss[2]	(0.11)	(0.15)	(0.21)	(0.17)	(0.14)
Return of capital[2]	0.19	0.50	0.55	0.54	0.46
Net realized and unrealized gains/(losses)	0.02	(4.69)	1.50	2.13	0.12
Total from investment operations	0.10	(4.34)	1.84	2.50	0.44
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$7.72	$7.95	$12.95	$11.77	$9.93

Total Return, at Net Asset Value [3]	1.45%	(34.68%)	15.77%	25.59%	4.56%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$109,229	$88,832	$214,846	$108,563	$6,915
Ratio of Expenses to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.51%	2.30%	2.40%	2.45%	9.02%
Expense recoupment/(waivers)	—%	—%	0.12%	(0.05%)	(6.42%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.51%[5]	2.30%[5]	2.52%[5]	2.40%[5]	2.60%[6]
Deferred tax expense/(benefit)[7,8]	(1.63%)	(12.67%)	5.54%	8.38%	4.04%
Total expenses/(benefit)	0.88%	(10.37%)	8.06%	10.78%	6.64%

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.61%)	(2.04%)	(2.35%)	(2.40%)	(9.02%)
Expense recoupment/(waivers)	—%	—%	0.12%	(0.05%)	(6.42%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(1.61%)	(2.04%)	(2.47%)	(2.35%)	(2.60%)
Deferred tax benefit/(expense)[8,9]	(1.90%)	0.67%	0.88%	0.87%	0.97%
Net investment loss	(3.51%)	(1.37%)	(1.59%)	(1.48%)	(1.63%)

Portfolio turnover rate	30%	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business February 6, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.93%, 1.86%, 1.99% and 2.00%, for the periods ended May 31, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.00%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.73	$12.71	$11.64	$9.91	$9.45
Income/(loss) from investment operations:
Net investment loss[2]	(0.14)	(0.22)	(0.28)	(0.22)	(0.11)
Return of capital[2]	0.19	0.50	0.55	0.55	0.28
Net realized and unrealized gains/(losses)	0.02	(4.60)	1.46	2.06	0.62
Total from investment operations	0.07	(4.32)	1.73	2.39	0.79
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$7.47	$7.73	$12.71	$11.64	$9.91

Total Return, at Net Asset Value [3]	1.10%	(35.20%)	14.98%	24.50%	8.39%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$47,711	$38,816	$57,070	$16,317	$604
Ratio of Expenses to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.26%	3.05%	3.15%	3.20%	11.88%
Expense recoupment/(waivers)	—%	—%	0.12%	(0.05%)	(8.57%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	3.26%[5]	3.05%[5]	3.27%[5]	3.15%[5]	3.31%[6]
Deferred tax expense/(benefit)[7,8]	(1.63%)	(12.67%)	5.54%	8.16%	4.16%
Total expenses/(benefit)	1.63%	(9.62%)	8.81%	11.31%	7.47%

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(2.71%)	(2.76%)	(2.94%)	(3.15%)	(11.88%)
Expense recoupment/(waivers)	—%	—%	0.12%	(0.05%)	(8.57%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.71%)	(2.76%)	(3.06%)	(3.10%)	(3.31%)
Deferred tax benefit/(expense)[8,9]	(1.90%)	0.67%	0.88%	1.14%	1.23%
Net investment loss	(4.61%)	(2.09%)	(2.18%)	(1.96%)	(2.08%)

Portfolio turnover rate	30%	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business May 22, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.68%, 2.61%, 2.74% and 2.75%, for the periods ended May 31, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.75%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.06	$13.06	$11.81	$11.71
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.10)	(0.06)	0.02	(0.06)
Return of capital[3]	0.19	0.50	0.55	0.23
Net realized and unrealized gains/(losses)	0.04	(4.78)	1.34	0.26
Total from investment operations	0.13	(4.34)	1.91	0.43
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$7.86	$8.06	$13.06	$11.81

Total Return, at Net Asset Value [4]	1.82%	(34.39%)	16.32%	3.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$438	$338	$160	$10
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense/(benefit)	2.07%	1.86%	2.00%	2.38%
Expense (waivers)	—%	—%	—%	(0.23%)
Net of (waivers) and before deferred tax expense/(benefit)	2.07%[6]	1.86%[6]	2.00%[6]	2.15%[6]
Deferred tax expense/(benefit)[7,8]	(1.63%)	(12.67%)	5.54%	21.06%
Total expenses/(benefit)	0.44%	(10.81%)	7.54%	23.21%

Ratio of Investment Income/(Loss) to Average Net Assets:[5]
Before (waivers) and deferred tax benefit/(expense)	(1.19%)	(1.23%)	(0.74%)	(2.33%)
Expense (waivers)	—%	—%	—%	(0.23%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.19%)	(1.23%)	(0.74%)	(2.10%)
Deferred tax benefit/(expense)[8,9]	(1.90%)	0.67%	0.88%	0.77%
Net investment income/(loss)	(3.09%)	(0.56%)	0.14%	(1.33%)

Portfolio turnover rate	30%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.49%, 1.42%, 1.47% and 1.75%, for the periods ended May 31, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Period Ended November 30, 2012 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.04	$13.07	$11.84	$9.96	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.13)	(0.10)	(0.14)	(0.15)	(0.12)
Return of capital[3]	0.19	0.50	0.55	0.54	0.48
Net realized and unrealized gains/(losses)	0.06	(4.77)	1.48	2.15	0.25
Total from investment operations	0.12	(4.37)	1.89	2.54	0.61
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$7.83	$8.04	$13.07	$11.84	$9.96

Total Return, at Net Asset Value [4]	1.69%	(34.59%)	16.11%	25.92%	6.33%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$80,947	$91,824	$121,190	$49,776	$1,604
Ratio of Expenses to Average Net Assets:[5]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.26%	2.05%	2.15%	2.20%	24.82%
Expense recoupment/(waivers)	—%	—%	0.12%	(0.05%)	(22.71%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.26%[6]	2.05%[6]	2.27%[6]	2.15%[6]	2.11%[7]
Deferred tax expense/(benefit)[8,9]	(1.63%)	(12.67%)	5.54%	8.43%	(2.88%)
Total expenses/(benefit)	0.63%	(10.62%)	7.81%	10.58%	(0.77%)

Ratio of Investment Loss to Average Net Assets:[5]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(2.10%)	(1.56%)	(1.82%)	(2.15%)	(24.82%)
Expense recoupment/(waivers)	—%	—%	0.12%	(0.05%)	(22.71%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.10%)	(1.56%)	(1.94%)	(2.10%)	(2.11%)
Deferred tax benefit/(expense)[9,10]	(1.90%)	0.67%	0.88%	0.78%	0.79%
Net investment loss	(4.00%)	(0.89%)	(1.06%)	(1.32%)	(1.32%)

Portfolio turnover rate	30%	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business December 30, 2011 (Commencement of Operations) through November 30, 2012 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.68%, 1.61%, 1.74% and 1.75%, for the periods ended May 31, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

7.	Includes interest expense. Without interest expense the net expense ratio would be 1.75%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of Oppenheimer Funds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (”CDSC”) if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2017. For the six months ended May 31, 2016, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.8 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 31, 2016:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$(1,452,182)
State	(74,683)
Total deferred tax expense	$(1,526,865)

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of staturory income tax rate	$463,042	-35.00%
State income taxes net of federal benefit	23,813	-1.80%
Effect of state tax rate change	—	0.00%
Effect of permanent & temporary differences	(156,029)	11.79%
Change in valuation allowance	(1,857,691)	140.42%
Total income tax expense (benefit)	$(1,526,865)	115.41%

For the period ended May 31, 2016 the Fund's effective tax rate of 115.41% (net benefit) differed from the combined federal and state statutory tax rate of 36.80% (net expense) mainly due to the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At May 31, 2016, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2016 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$19,469,240
Capital loss carryforward (tax basis)	28,161,037
Valuation allowance	(18,236,942)
Total deferred tax asset	29,393,335

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(10,353,397)
Total deferred tax liability	(10,353,397)

Total net deferred tax asset/(liability)	$19,039,938

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2016, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 31, 2016, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2032	$30,185
11/30/2033	2,168,061
11/30/2034	13,038,844
11/30/2035	6,694,182
11/30/2036	30,974,272
Total	$52,905,544

At May 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$43,028,252
11/30/2021	33,496,305
Total	$76,524,557

At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$244,992,033
Gross Unrealized Appreciation	$57,808,725
Gross Unrealized Depreciation	(30,064,124)
Net Unrealized Appreciation (Depreciation) on Investments	$27,744,601

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2016, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$253,735,530	$—	$—	$253,735,530
Common Stocks*	17,654,418	—	—	17,654,418
Short Term Investment	1,346,686	—	—	1,346,686
Total Assets	$272,736,634	$—	$—	$272,736,634

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the period ended May 31, 2016.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	6,281,517	$39,272,793	5,867,260	$64,328,097
Dividends and/or distributions reinvested	526,593	3,284,491	744,701	7,981,348
Redeemed	(3,843,491)	(23,894,794)	(12,023,046)	(132,136,012)
Net Increase/(Decrease)	2,964,619	$18,662,490	(5,411,085)	$(59,826,567)

Class C
Sold	2,100,172	$13,360,594	1,995,683	$21,153,732
Dividends and/or distributions reinvested	222,887	1,352,183	271,579	2,782,564
Redeemed	(961,227)	(5,926,848)	(1,735,960)	(18,208,370)
Net Increase	1,361,832	$8,785,929	531,302	$5,727,926

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class I
Sold	21,058	$152,254	38,622	$376,489
Dividends and/or distributions reinvested	2,463	15,561	1,277	13,327
Redeemed	(9,661)	(61,528)	(10,254)	(115,847)
Net Increase	13,860	$106,287	29,645	$273,969

Class Y
Sold	7,168,263	$46,462,908	11,368,761	$117,991,973
Dividends and/or distributions reinvested	459,403	2,902,744	625,256	6,669,471
Redeemed	(8,708,552)	(53,169,330)	(9,854,201)	(103,585,531)
Net Increase/(Decrease)	(1,080,886)	$(3,803,678)	2,139,816	$21,075,913

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2016, were as follows:

	Purchases	Sales
Investment securities	$606,494,051	$395,068,691

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Fund’s effective management fee for the six months ended May 31, 2016 was 1.25% of average annual net assets before any applicable waivers.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2016	$14,228	$46	$3,052

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of these expenses. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

During the six months ended May 31, 2016, the Adviser did not waive any expenses and does not have any previously waived expenses eligible for recovery.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2016, the Fund paid $265,164 in borrowing fees. The payable on borrowing balance and interest at May 31, 2016 was $58,000,000 and 1.08%, respectively.

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

9. Borrowing Agreement (Continued)

Information related to the borrowings under the Loan Agreement and Citi Loan Agreement for the six months ended May 31, 2016, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.08%	$49,587,978	183	$265,011	$62,000,000

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Plus Fund	1/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	2/5/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	3/4/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	4/8/16	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	5/6/16	0.0%	0.0%	100.0%

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Adviser	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1393.001.0516 July 28, 2016

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.
Not applicable to semi-annual reports.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: July 13, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: July 13, 2016

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date: July 13, 2016